UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ACORN ENERGY, INC.
______________
(Name of Registrant as Specified In Its Charter)
______________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ACORN ENERGY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 3, 2008

The Annual Meeting of Stockholders of Acorn Energy, Inc. will be held at the Union League Club of New York, 38 East 37th Street, New York, New York 10016, on Monday, November 3, 2008, at 10:00 a.m., for the following purposes:

(1)	To elect seven directors to hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified;

(2)	Approval of the Amended Acorn Energy, Inc. 2006 Stock Incentive Plan;

(3)	Approval of the Amended Acorn Energy, Inc. 2006 Stock Option Plan for Non-Employee Directors; and

(4)	To consider and act upon such other and further matters as may properly come before the meeting or any postponements or adjournments thereof.

Only stockholders of record at the close of business on September 30, 2008, are entitled to notice of and to vote at the meeting or any postponements or adjournments thereof.

Regardless of how many shares you own, your vote is very important. Whether or not you intend to be present at the meeting, please submit your proxy by completing, signing and dating the enclosed proxy card and mailing it promptly in the enclosed postage paid return envelope.

By Order of the Board of Directors,
SHELDON KRAUSE
Secretary
October 8, 2008

ACORN ENERGY, INC.
4 West Rockland Road,
Montchanin, Delaware 19710

PROXY STATEMENT

GENERAL INFORMATION

The Board of Directors of Acorn Energy, Inc., a Delaware corporation, is soliciting the enclosed proxy from you. The proxy will be used at our 2008 Annual Meeting of Stockholders to be held at 10:00 a.m. local time on Monday, November 3, 2008 at the Union League Club of New York, 38 East 37th Street, New York, New York 10016.

This proxy statement contains important information regarding our annual meeting. Specifically, it identifies the proposals on which you are being asked to vote, provides information you may find useful in determining how to vote and describes the voting procedures.

The term “proxy materials” includes this proxy statement, as well as the enclosed proxy card and our Annual Report on Form 10-K for the year ended December 31, 2007.

We are mailing the proxy materials on or about October 9, 2008 to all of our stockholders as of the record date, September 30, 2008. Stockholders who owned Acorn Energy common stock at the close of business on September 30, 2008 are entitled to attend and vote at the annual meeting. On the record date, we had approximately 11,677,157 shares of our common stock issued and outstanding.

Voting Procedures

As a stockholder, you have the right to vote on certain business matters affecting us. The three proposals that will be presented at the annual meeting, and upon which you are being asked to vote, are discussed in the sections entitled “Proposal 1,” “Proposal 2,” and “Proposal 3.” Each share of our common stock you own entitles you to one vote. You can vote by returning the enclosed proxy card and proxy in the envelope provided, or by attending the annual meeting and voting in person.

Methods of Voting

Voting by Mail. By signing and returning the proxy card according to the enclosed instructions, you are enabling each of our Chairman of the Board, George Morgenstern, our President and Chief Executive Officer, John A. Moore, and our Director, Samuel M. Zentman, who are named on the proxy card as “proxies and attorneys-in-fact,” to vote your shares as proxy holders at the meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the meeting. In this way, your shares will be voted even if you are unable to attend the meeting.

Your shares will be voted in accordance with the instructions you indicate on the proxy card. If you submit the proxy card, but do not indicate your voting instructions, your shares will be voted as follows:

• FOR the election of the director nominees identified in Proposal 1;

• FOR Proposal 2 -- Approval of the Amended Acorn Energy, Inc. 2006 Stock Incentive Plan; and

• FOR Proposal 3 -- Approval of the Amended Acorn Energy, Inc. 2006 Stock Option Plan for Non-Employee Directors.

To reduce the expenses of delivering duplicate voting materials, we are delivering only one set of the proxy statement and the annual report on Form 10-K for the year ended December 31, 2007 to certain stockholders who share an address unless otherwise requested. A separate proxy card is included in the voting materials for each of these stockholders. If you share an address with another stockholder and have received only one set of voting materials, you may write or call us to request a separate copy of these materials at no cost to you. For future annual meetings, you may request separate voting materials, or request that we send only one set of voting materials to you if you are receiving multiple copies, by writing our Corporate Secretary at Acorn Energy, Inc., 4 West Rockland Road, Montchanin, Delaware 19710, or calling our Corporate Secretary at (302) 656-1707. You may receive a copy of the exhibits to our Annual Report on Form 10-K for the year ended December 31, 2007 by sending a written request to Acorn Energy, Inc., 4 West Rockland Road, Montchanin, Delaware 19710, Attn: Corporate Secretary.

If you own shares through a broker, follow the voting instructions you received from your broker.

Voting in Person at the Meeting. If you plan to attend the annual meeting and vote in person, we will provide you with a ballot at the meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in your name, and if you wish to vote at the meeting, you will need to bring with you to the annual meeting a legal proxy from your broker or other nominee authorizing you to vote these shares.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the annual meeting. In order to do this, you may either sign and return another proxy bearing a later date, provide written notice of the revocation to our Corporate Secretary at Acorn Energy, Inc., 4 West Rockland Road, Montchanin, Delaware 19710, prior to the time we take the vote at the annual meeting; or attend the meeting and vote in person.

Quorum Requirement

A quorum, which is a majority of our outstanding shares as of the record date, must be present in order to hold the meeting and to conduct business. Your shares will be counted as being present at the meeting if you appear in person at the meeting or if you submit a properly executed proxy card.

Votes Required for Each Proposal

The vote required and method of calculation for the proposals to be considered at the annual meeting are as follows:

Proposal 1—Election of Directors. The seven director nominees receiving the highest number of votes, in person or by proxy, will be elected as directors. You may vote (i) “for” all nominees, (ii) “withhold” for all nominees, or (iii) “withhold” for certain nominees by striking a line through the name(s) of such nominee(s) on your proxy card.

Proposal 2—Approval of the Acorn Energy, Inc. Amended 2006 Stock Incentive Plan. Approval of the Amended and Restated 2006 Stock Incentive Plan will require the affirmative vote of a majority of the shares present at the annual meeting, in person or by proxy. You may vote “for”, “against,” or “abstain” from voting on this proposal.

Proposal 3—Approval of the Acorn Energy, Inc. Amended 2006 Stock Option Plan for Non-Employee Directors will require the affirmative vote of a majority of the shares present at the annual meeting, in person or by proxy. You may vote “for”, “against,” or “abstain” from voting on this proposal.

Abstentions and Broker Non-Votes

Abstensions are counted for determining the number of votes cast on any proposal. If you abstain from voting on the proposal to approve the Acorn Energy, Inc. Amended and Restated 2006 Stock Incentive Plan, or the proposal to approve the Acorn Energy, Inc. Amended and Restated 2006 Stock Option Plan for Non-Employee Directors, your abstention will have the same effect as a vote against that proposal. If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the annual meeting.

Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. Thus, if you hold your shares through a broker and do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” any routine matters on the agenda. A “broker non-vote” occurs when a broker expressly votes on one or more routine matters but does not vote on one or more other matters. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for determining the number of votes cast for or against a proposal. Your broker will have discretionary authority to vote your shares on Proposal 1 (Election of Directors) which is a routine matter, but will not have such authority with respect to the other proposals on the agenda for the meeting.

Proxy Solicitation Costs

We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing and mailing of proxy materials. Our transfer agent, American Stock Transfer and Trust Company, will tabulate the proxies and will send a representative to the Annual Meeting to act as inspector of the election.

Stockholder List

Commencing ten days before the date of the Annual Meeting, an alphabetical list of the names and addresses of the stockholders of record as of the Record Date will be available at our principal executive offices, 4 West Rockland Road, Montchanin, Delaware 19710, for inspection by any stockholder during normal business hours for any purpose germane to the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table and the notes thereto set forth information, as of September 30, 2008 (except as otherwise set forth herein), concerning beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of Common Stock by (i) each director of the Company, (ii) certain current or former executive officers (iii) all executive officers and directors as a group, and (iv) each holder of 5% or more of the Company’s outstanding shares of Common Stock.

Name and Address of Beneficial Owner (1) (2)	Number of Shares of Common Stock Beneficially Owned (2)		Percentage of Common Stock Outstanding (2)
George Morgenstern	485,387	(3)	4.0%
John A. Moore	933,411	(4)	7.7%
Richard J. Giacco	19,666	(5)	*
Joseph Musanti	8,333	(6)	*
Richard Rimer	104,999	(7)	*
Scott B. Ungerer	8,333	(8)	*
Samuel M. Zentman	81,323	(9)	*
Michael Barth	75,934	(10)	*
William J. McMahon	10,500	(11)	*
Benny Sela	40,000	(12)	*
All executive officers and directors of the Company as a group (10 people)	1,767,886		13.8%
Austin W. Marxe and David M. Greenhouse	871,885	(13)	7.5%

* Less than 1%

(1)	Unless otherwise indicated, the address for each of the beneficial owners listed in the table is in care of the Company, 4 West Rockland Road, Montchanin, Delaware 19710.
(2)
Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares as of a given date which such person has the right to acquire within 60 days after such date. Percentage information is based on the 11,677,157 shares outstanding as of September 30, 2008.

(3)	Consists of 45,115 shares, 390,833 shares underlying currently exercisable options, and 49,439 shares owned by Mr. Morgenstern’s wife.
(4)	Consists of 435,911 shares and 497,500 shares underlying currently exercisable options.
(5)	Consists of 3,000 shares and 16,666 shares underlying currently exercisable options.
(6)	Consists of 8,333 shares underlying currently exercisable options.
(7)	Consists of 35,000 shares and 69,999 shares underlying currently exercisable options.
(8)	Consists of 8,333 shares underlying currently exercisable options.
(9)	Consists of 20,000 shares, 59,999 shares underlying currently exercisable options and 1,324 shares underlying currently exercisable warrants.
(10)	Consists of 3,289 shares, 71,000 shares underlying currently exercisable options, and 1,645 shares underlying currently exercisable warrants.
(11)	Consists of 10,500 shares.
(12)	Consists of shares underlying currently exercisable options.
(13)
The information presented with respect to these beneficial owners is based on a Schedule 13G filed with the SEC on February 13, 2008. Austin W. Marxe and David M. Greenhouse share sole voting and investment power over 168,043 shares of Common Stock owned by Special Situations Cayman Fund, L.P., 58,633 shares of Common Stock owned by Special Situations Fund III, L.P. and 645,209 shares of Common Stock owned by Special Situations Fund III QP, L.P. The business address for Austin W. Marxe and David M. Greenhouse is 527 Madison Avenue, Suite 2600, New York, NY 10022.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors of the Company is currently comprised of seven seats. The Board of Directors has nominated its seven current directors, George Morgenstern, John A. Moore, Samuel M. Zentman, Richard J. Giacco, Richard Rimer, Scott B. Ungerer and Joseph Musanti for election as directors at the Annual Meeting to serve until the 2009 Annual Meeting and until their successors have been duly elected and qualified. All nominees have consented to be named as such and to serve if elected.

With respect to the election of directors, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. Stockholders cannot vote for more than the seven nominees. Stockholders should specify their choices on the accompanying proxy card. If no specific instructions are given, the shares represented by a signed proxy will be voted FOR the election of all seven of the Board’s nominees. If any nominee becomes unavailable for any reason to serve as a director at the time of the Annual Meeting (which event is not anticipated), proxies will be voted in the discretion of the persons acting pursuant to the proxy for any nominee who shall be designated by the current Board of Directors as a substitute nominee.

Persons nominated in accordance with the notice requirements of the Company’s By-laws are eligible for election as directors of the Company. All nominations for director that are not timely delivered to the Company or that fail to comply with the requirements set forth in the Company’s By-laws will be excluded from the Annual Meeting, as provided in the By-laws. A copy of the Company’s By-laws can be obtained from the Secretary of the Company, 4 West Rockland Road, Montchanin, Delaware 19710. Directors will be elected at the Annual Meeting by a plurality of the votes cast (i.e., the seven nominees receiving the greatest number of votes will be elected as directors).

Certain Information Regarding Directors and Officers

Set forth below is certain information concerning the directors and certain officers of the Company:

Name	Age	Position
George Morgenstern	75	Founder, Chairman of the Board
John A. Moore	43	Director, President and Chief Executive Officer
Richard J. Giacco	56	Director and Member of the Audit Committee and Lead Director for Compensation Matters
Joseph Musanti	50	Director and Chairman of the Audit Committee
Richard Rimer	43	Director
Scott Ungerer	50	Director
Samuel M. Zentman	63	Director and Member of the Audit Committee
Michael Barth	47	Chief Financial Officer of the Company and DSIT
William J. McMahon	52	Chief Executive Officer and President of CoaLogix
Benny Sela	60	Chief Executive Officer and President of DSIT

George Morgenstern, founder of the Company, and one of our directors since 1986, has been Chairman of the Board since June 1993. Mr. Morgenstern served as our President and Chief Executive Officer from our incorporation in 1986 until March 2006. Mr. Morgenstern also serves as Chairman of the Board of DSIT. Mr. Morgenstern served as a member of the Board of Directors of Comverge from October 1997 to March 2006 and as Chairman until April 2003.

John A. Moore has been a director and President and Chief Executive Officer of our Company since March 2006. Mr. Moore also served as a director of Comverge from March 2006 through January 2008. Mr. Moore is the President and founder of Edson Moore Healthcare Ventures, which he founded to acquire $150 million of drug delivery assets from Elan Pharmaceuticals in 2002. Mr. Moore was Chairman and EVP of ImaRx Therapeutics, a drug and medical therapy development company, from February 2004 to February 2006, and Chairman of Elite Pharmaceuticals from February 2003 to October 2004. He is currently a member of the Board of Directors of Voltaix, Inc., a leading provider of specialty gases to the solar and semiconductor industries. He was Chief Executive Officer of Optimer, Inc. (a research-based polymer development company) from inception in 1994 until 2002, and Chairman from inception until its sale in February 2008 to Sterling Capital.

Samuel M. Zentman has been one of our directors since November 2004. From 1980 until 2006 Dr. Zentman was President and Chief Executive Officer of a privately-held textile firm, where he also served as Vice President of Finance and Administration from 1978 to 1980. From 1973 to 1978, Dr. Zentman served in various capacities in the Information Systems area at American Motors Corporation. Dr. Zentman currently serves as Lead Director at PowerSafe Technology Corp.

Richard J. Giacco was elected to the Board in September 2006. Mr. Giacco has been President of Empower Materials, Inc., a manufacturer of carbon dioxide-based thermoplastics, since January 1999. Mr. Giacco is also a Managing Member of Ajedium Film Group, LLC, a manufacturer of thermoplastic films whose operating assets were sold to the Solvay Solexis, Inc. subsidiary of Solvay S.A. in August 2008. Mr. Giacco served as Associate General Counsel of Safeguard Scientifics, Inc. from 1984 to 1990. Mr. Giacco presently serves as a Member of the Audit Committee of the Board of Directors of Ministry of Caring, Inc., and the President of the Board of Directors of Sacred Heart Village, Inc.

Richard Rimer was elected to the Board in September 2006. From 2001 to 2006, Mr. Rimer was a Partner at Index Ventures, a private investment company. He formerly served on the boards of Direct Medica, a provider of marketing services to pharmaceutical companies, and Addex Pharmaceuticals, a pharmaceutical research and development company. Prior to joining Index Ventures, Mr. Rimer was the co-founder of MediService, the leading direct service pharmacy in Switzerland and had served as a consultant with McKinsey & Co.

Scott Ungerer was elected to the Board in September 2007. Mr. Ungerer has been a power and energy sector investor for over 13 years and is the Founder & Managing Partner of EnerTech Capital, a pioneer in energy technology venture investing since 1996. Prior to EnerTech, Mr. Ungerer spent 16 years in various engineering and executive management capacities at Atlantic Energy (now part of Pepco Holdings (NYSE: POM)). Mr. Ungerer’s primary investing activities focus on opportunities in software, advanced materials, and engineered solutions. Specific areas of interest include opportunities in electric power generation, transmission and distribution (including smart grid applications), power line carrier, natural gas distribution and advanced engine technologies. He currently serves as a director of CURRENT Group, Intellon (NASDAQ: ITLN), CoaLogix and is Chairman of the Board of The NanoSteel Company.

Joseph Musanti was elected to the Board in September 2007. Mr. Musanti is President of Main Tape Inc., a leading manufacturer of surface protection film and paper products, based in Cranberry, New Jersey. Prior to becoming President, Mr. Musanti served as Vice President Finance of Main Tape. Before that, Mr. Musanti was Vice President Finance of Rheometric Scientific, Inc., a manufacturer of thermal analytical instrumentation products where he held significant domestic and foreign, operational, managerial, financial and accounting positions.

William J. McMahon has served as Chief Executive Officer and President of CoaLogix since its creation in November 2007. Since March 2005, Mr. McMahon has also served as President of SCR-Tech, LLC, a subsidiary of CoalLogix which we acquired in November, 2007. Prior to that, Mr. McMahon served as Group Vice President of the Ultrapure Water division of Ionics, Inc. from 2000 to 2004. From 1997 to 2000, he held several executive level positions, including Chairman, President and Chief Executive Officer of Pantellos; President and Chief Executive Officer of Stone & Webster Sonat Energy Resources; and President of Stone & Webster Energy Services Inc. From 1978 to 1997, Mr. McMahon held positions at DB Riley, Inc. and at The Babcock & Wilcox Company. Mr. McMahon earned a B.S. degree in Nuclear Engineering from Georgia Institute of Technology and an MBA from Xavier University.

Benny Sela has served as the Chief Executive Officer of DSIT since July 2007 and has been a senior manager of DSIT and its predecessors for over 20 years, having served as Executive Vice President and Head of the DSIT’s Real Time Division and General Manager of DSI Technologies. Mr. Sela served in the Israeli Air Force reaching the position of Lt. Colonel (Ret.). During his service in the Israeli Air Force, Mr. Sela was head of the Electronic Warfare Branch, working on both the F-16 and Lavi projects. He holds a B.Sc. in Electrical Engineering, a Masters Degree in Operations Research from Stanford University, and an MBA.

Michael Barth has been our Chief Financial Officer and the Chief Financial Officer of DSIT since December 2005. For the six years prior, he served as Deputy Chief Financial Officer and Controller of DSIT. Mr. Barth is a Certified Public Accountant in both the U.S. and Israel and has over 20 years of experience in public and private accounting.

CORPORATE GOVERNANCE MATTERS

Meetings of the Board of Directors

During 2007 the Board of Directors met a total of twelve times, including five in-person meetings and seven telephone meetings. Each director who served as a director in 2007 attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held (during the 2007 period for which the director served) and (ii) the total number of meetings held during 2007 by each committee of the Board of Directors on which such director served (during the period for which such director served), except for Mr. Rimer, who attended four of the in-person meetings and four of the telephonic meetings of the Board of Directors held during 2007.

Audit Committee

Between September 2006 and October 2007, our entire Board of Directors performed the functions of an audit committee. In October 2007, a new Audit Committee was formed, consisting of Samuel M. Zentman, Joseph Musanti and Richard J. Giacco. The Audit Committee oversees our accounting and financial reporting processes and audits of our financial statements by our independent auditors. Our Audit Committee’s charter is available on our website at www.acornenergy.com, where it may be found under the “Investor Relations” tab. All three members of our Audit Committee are “independent” under Rule 10A-3 of the Securities Exchange Act of 1934 and the Nasdaq Marketplace Rules. During the period from its formation in October 2007 through the end of 2007, the Audit Committee met one time.

Audit Committee Financial Expert

Joseph Musanti has been designated as our Audit Committee financial expert. Our Board of Directors has determined that Mr. Musanti meets the qualifications for an “audit committee financial expert” set forth in Item 407 of Regulation S-K and is an independent director under Nasdaq standards.

Audit Committee Report

The Audit Committee has (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent auditors the matters required to be discussed by the statement of Auditing Standards No. 61 as amended; and received the written disclosures and the letter from the independent accountants required by Independence Standard No.1, and has discussed with the independent accountant the independent accountant’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2007, which was filed with the Securities and Exchange Commission on April 15, 2008.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF ACORN ENERGY, INC.
Samuel M. Zentman
Joseph Musanti
Richard J. Giacco

Nominating Procedures

The Company does not have a nominating committee. We believe that not using a committee of the Board in the director nomination process fosters fuller active participation of all our directors in the process. Nominations to the Board must either be selected or recommended for the Board’s selection by a majority of the Board’s independent directors. The Board uses established policies and procedures for director nominations. The Board identifies potential director candidates from a variety of sources, including recommendations from current directors or management, recommendations of security holders, or any other source that the Board has deemed appropriate.

In considering candidates for the Board of Directors, the Board evaluates the entirety of each candidate’s credentials, such as (i) business or other relevant experience; (ii) expertise, skills and knowledge; (iii) integrity and reputation; (iv) the extent to which the candidate will enhance the objective of having directors with diverse viewpoints and backgrounds; (v) willingness and ability to commit sufficient time to Board responsibilities; and (vi) qualification to serve on specialized board committees.

Our stockholders may recommend potential director candidates by contacting the Secretary of the Company to receive a copy of the procedure to recommend a potential director candidate for consideration by the independent directors, who will evaluate recommendations from stockholders in the same manner that they evaluates recommendations from other sources.

Compensation Committee

The Company does not currently have a compensation committee. We believe that not using a committee of the Board in setting compensation policies and making compensation decisions fosters fuller active participation of all our directors in the process. The entire Board of Directors establishes the general compensation policies of the Company, the specific compensation levels for each executive officer, and administers the Company’s equity compensation plans and practices.

As required by Nasdaq, all action with respect to the compensation of our Chief Executive Officer is approved or recommended for approval by a majority of our independent directors.

Policy Regarding Director Attendance at Annual Stockholders Meetings

The Board of Directors encourages directors to attend the Company’s Annual Meeting of Stockholders, whether or not a meeting of the Board of Directors is scheduled for the date of the Annual Meeting. As an incentive to attend annual meetings, the Board of Directors pays the standard attendance fee to directors who attend Annual Meeting, whether or not there is a meeting of the Board of Directors held afterwards. All of our directors attended last year’s Annual Meeting of Stockholders.

Stockholder Communication with Board Members

The Board has adopted a procedure to enable our stockholders to contact directors. Any director may be contacted by mail addressed to such director, in care of the Secretary of the Company at the address on the first page of this proxy statement. All such correspondence should be addressed to the director and marked “Confidential-Stockholder Communication”.

Director Independence

Applying the definition of independence provided under the Nasdaq Marketplace Rules, with the exception of Mr. Moore and Mr. Morgenstern, all of the members of the Board of Directors are independent. Mr. Moore would not be deemed independent because he is an employee of the Company and Mr. Morgenstern would not be deemed independent because of his prior service as Chief Executive Officer of the Company.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

The following table sets forth for the periods indicated information concerning the compensation of our Chief Executive Officer, Chief Financial Officer and other officers who received in excess of $100,000 in salary and bonus during 2007 (the “named executive officers”):

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
John A. Moore President and Chief Executive Officer	2007	275,000	200,000	177,545 (1)	8,898 (2)	661,443
	2006	131,750	--	675,744 (3)	11,669 (4)	819,163
William J. McMahon Chief Executive Officer of CoaLogix and SCR-Tech and President of CoaLogix and SCR-Tech (5)	2007	215,000	129,500 (6)	--	23,263 (7)	367,763

Benny Sela Chief Executive Officer of DSIT and President of DSIT (8)	2007	137,287	3,800 (9)	30,458 (10)	39,331 (11)	210,876

Michael Barth Chief Financial Officer and Chief Financial Officer of DSIT	2007	99,996	20,000	62,473(12)	21,581 (11)	204,050
	2006	95,250	--	57,912 (13)	18,463 (11)	171,625

(1)
Represents FAS 123R expense with respect to 400,000 stock options granted as of March 27, 2006 with an exercise price of $2.60 per share and 60,000 options granted as of February 27, 2007 with an exercise price of $4.53 per share.

(2)	Consists of health insurance premiums.
(3)	Represents FAS 123R expense with respect to 400,000 stock options granted as of March 27, 2006 with an exercise price of $2.60 per share.
(4)	Consists of (i) $4,669 in health insurance premiums and (ii) $7,000 in director’s fees.
(5)
Appointed Chief Executive Officer and President of CoaLogix as of November 7, 2007 upon the acquisition of SCR-Tech by Acorn Energy. The compensation amounts shown in the table are for the full year. The portions of such compensation amounts that were earned subsequent to the acquisition of SCR-Tech by Acorn on November 7, 2007 were: FAS 123R expense with respect to 400,000 stock options granted as of March 27, 2006 with an exercise price of $2.60 per share.

(6)	Bonus paid in 2007 for performance in 2006.
(7)	Consists of (i) $15,163 in health insurance premiums and (ii) $8,100 in 401k contributions.
(8)	Appointed Chief Executive Officer of DSIT and President of DSIT effective July 1, 2007.
(9)	Bonus paid in 2007 for performance in 2006 prior to his appointment as CEO and President of DSIT.
(10)
Represents FAS 123R expense with respect to 25,000 stock options granted as of February 27, 2007 with an exercise price of $3.50 per share and 20,000 options granted as of December 31, 2004 with an exercise price of $0.91 per share.

(11)
Consists of contributions to severance and pension funds and automobile fringe benefits. Contributions to severance and pension funds are made on substantially the same basis as those made on behalf of other Israeli executives.

(12)
Represents FAS 123R expense with respect to 50,000 stock options granted as of July 21, 2006 with an exercise price of $3.00, 6,000 stock options granted as of February 27, 2007 with an exercise price of $4.53 per share, 30,000 stock options granted as of September 20, 2007 with an exercise price of $3.90 per share and 5,000 options granted as of December 31, 2004 with an exercise price of $0.91 per share.

(13)
Represents FAS 123R expense with respect to 50,000 stock options granted as of July 21, 2006 with an exercise price of $3.00 per share and 5,000 options granted as of December 31, 2004 with an exercise price of $0.91 per share.

Outstanding Equity Awards At 2007 Fiscal Year End

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
John A. Moore	400,000	--	2.60	March 31, 2011
	60,000	--	4.53	March 31, 2011

Benny Sela	20,000	--	1.80	March 31, 2009
	20,000	--	0.91	December 31, 2009

Michael Barth	5,000	--	0.91	December 31, 2009
	33,333	16,667 (1)	3.00	July 31, 2011
	4,000	2,000 (1)	4.53	July 31, 2009
	--	30,000 (2)	3.90	September 19, 2014

(1) These options vest on December 31, 2008.
(2)	One-third of these options vested on September 19, 2008 and an additional one-third vest on each of September 19, 2008, 2009 and 2010.

Compensation of Directors

Through the end of September 2007, each of our directors was paid an annual cash retainer of $20,000 payable quarterly in advance, as well as meeting attendance fees for Board and Committee meetings of $500 per meeting.

Beginning in October 2007, we agreed that each of our non-employee directors would be paid an annual cash retainer of $40,000 payable quarterly in advance, as well as meeting fees for Board and Committee meetings of $1,000 per meeting. In August 2008, the Board agreed to pay an additional $10,000 per annum to the Chair of the Audit Committee and the director acting as lead director for compensation matters.

Our 2006 Stock Option Plan for Non-Employee Directors, which was adopted in February 2007, provides for formula grants to non-employee directors equal to an option to purchase (i) 25,000 shares of our Common Stock upon a member’s first appointment or election to the Board of Directors and (ii) 10,000 shares of our Common Stock to each director, other than newly appointed or elected directors, immediately following each annual meeting of stockholders. The option to purchase 25,000 shares granted upon initial appointment or election vests one-third per year for each of the three years following such date of appointment or election and the option for the purchase of 10,000 shares fully vests one year from the date of grant. All options under the Plan are to be granted at an exercise price equal to the closing price on NASDAQ on the day preceding the date of grant and shall be exercisable until the earlier of (a) seven years from the date of grant or (b) 18 months from the date that the director ceases to be a director, officer, employee, or consultant. The plan also provides for non-formal grants at our discretion. The maximum number of shares of our Common Stock to be issued under the plan is 200,000. Our Board of Directors administers the plan.

Mr. Morgenstern, the Chairman of our Board, has been retained as a consultant by our Company since March 2006 primarily to provide oversight of our Israeli activities. Mr. Morgenstern’s consulting agreement provides for the payment of an annual consulting fee of $1.00 and a non-accountable expense allowance, which had been $65,000 per year beginning in March 2006. The agreement was amended in March 2008 to (i) extend its term through March 2009, (ii) raise the annual non-accountable expense allowance to $75,000 and (iii) provide for an additional consulting fee of $25,000 if certain performance-based criteria are achieved in our Israeli activities.

Director Compensation in 2007

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	All Other Compensation ($)	Total ($)
Scott Ungerer (2)	12,000	9,075	--	21,075
Joseph Musanti (3)	12,000	9,464	--	21,464
George Morgenstern	30,000	13,757	65,000 (4)	108,757
Samuel M. Zentman	30,000	47,313	--	77,313
Richard J. Giacco	30,000	29,729	--	59,729
Richard Rimer	29,500	88,916	--	118,416
Kevin Wren (5)	17,500	29,729	--	47,229

(1)
Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007 in accordance with FAS 123(R), and thus includes amounts from awards granted in and prior to 2007. All options awarded to directors in 2007 remained outstanding at fiscal year-end.

(2)	Was appointed as a director on October 10, 2007.
(3)	Was appointed as a director on October 4, 2007.
(4)	Mr. Morgenstern received a non-accountable expense allowance of $65,000 to cover travel and other expenses pursuant to a consulting agreement.
(5)	Resigned as a director on October 1, 2007.

Compensation Committee Interlocks and Insider Participation

All matters related to the compensation of executive officers, including the Chief Executive Officer, are acted upon by the full Board of Directors.

No member of the Board of Directors who was also one of our officers participated in any deliberations of the Board of Directors or any committee thereof relating to his own compensation or to the compensation of any person to whom he is related. Except as described in the preceding sentence, each member of the Board of Directors participated in the deliberations of the Board of Directors concerning executive officer compensation in 2007.

Employment Arrangements

John A. Moore became our President and Chief Executive Officer in March 2006. Effective October 2006, the Board approved annual compensation for Mr. Moore of $275,000 with standard benefits. The Board also approved in principle to provide Mr. Moore with a year-end performance bonus to commence in 2007 with performance targets to be established by the Board. To date, no performance targets have been set by the Board. In December 2007, the Board awarded a $200,000 bonus to Mr. Moore with respect to 2007.

In February 2007, the Board approved a grant to Mr. Moore of an option to purchase 60,000 shares of our Common Stock at an exercise price of $4.53 per share, of which 49,000 vested immediately and 11,000 to vest on March 30, 2009 subject to certain accelerated vesting provisions. In 2007, the accelerated vesting provisions were met and all options granted in 2007 were vested by December 31, 2007.

On March 4, 2008, the Company entered into a three-year employment agreement with Mr. Moore. Under the terms of the employment agreement, Mr. Moore’s initial base salary is $325,000 per annum, retroactive to January 1, 2008, increasing to $350,000 per annum on the first anniversary of the employment agreement and increasing to $375,000 per annum on the second anniversary. Mr. Moore is eligible to receive an annual cash bonus of up to $200,000, based upon the attainment of agreed upon personal and company performance goals and milestones for the preceding fiscal year, as determined by the Board of Directors (or compensation committee). In addition, Mr. Moore may be awarded an additional bonus payable in cash or shares of our Common Stock (at the option of the Company) after each fiscal year, subject to the sole discretion of the Board of Directors, based upon Mr. Moore’s performance during such year and/or other criteria as the Board of Directors may deem appropriate.

Simultaneously with his entering into the employment agreement and pursuant to the terms thereof, the Company granted Mr. Moore non-qualified stock options to purchase 200,000 shares of our Common Stock at an exercise price of $5.11 per share, the closing sales price of our Common Stock on the trading date immediately prior to the date of the employment agreement. The options were granted under the Company’s 2006 Stock Incentive Plan and will vest in equal quarterly installments over a four-year period, commencing 90 days from the date of grant.

Under the employment agreement, Mr. Moore is also entitled to (i) the employee benefits generally made available to the Company’s executive officers, (ii) short-term and long-term disability insurance for the benefit of Mr. Moore, and (iii) a monthly automobile expense allowance of $1,000.

If the Company terminates Mr. Moore’s employment for “cause” (as defined in the employment agreement) or Mr. Moore terminates his employment without “good reason” (as defined in the employment agreement), then Mr. Moore shall only be entitled to (i) all accrued but unpaid base salary up to the date of termination, (ii) reimbursement of all previously unreimbursed expenses, and (iii) all vested and unexercised options granted by the Company as of the date of termination shall be exercisable in accordance with the terms of the Company’s 2006 Stock Incentive Plan for a period of three months following such termination. All unvested options held by Mr. Moore will immediately terminate.

If the Company terminates Mr. Moore’s employment without “cause”, other than upon a “change of control” (as defined in the employment agreement), death or disability, or Mr. Moore terminates his employment for “good reason”, then Mr. Moore shall be entitled to (i) all accrued but unpaid base salary up to the date of termination, (ii) reimbursement of all previously unreimbursed expenses, (iii) an amount equal to the sum of Mr. Moore’s then-current base salary and his most recent annual bonus (which annual bonus will be deemed to be $200,000 for any termination which occurs prior to determination of his bonus for fiscal year 2008), (iv) accelerated vesting of all unvested options that otherwise would have vested within 24 months of the date of termination, (v) exercise all of his vested options (including the options that had their vesting accelerated) for a period of one year from the date of termination of employment, and (vi) the continuation of all medical and dental benefits at the Company’s sole expense for a period of one year after termination.

In the event that during the three month period prior to a “change of control” or the one year period after a “change of control” the Company terminates Mr. Moore’s employment without “cause” or Mr. Moore terminates his employment for “good reason”, then Mr. Moore shall be entitled to (i) two times his then current annual base salary plus two times his most recent annual bonus, (ii) reimbursement of all previously unreimbursed expenses, (iii) full vesting of any and all stock options then held by Mr. Moore, which he may exercise until their respective expiration dates; and (iv) the continuation of all medical and dental benefits at the Company’s sole expense for a period of one year after termination.

Under the employment agreement, Mr. Moore is subject to non-solicitation and non-compete covenants, which continue for one year after the termination of his employment (or for two years if such termination was in connection with a change of control). The Company, at its sole option, may elect to extend the non-solicitation and non-competition covenants of the employment agreement for one additional year, by notice to Mr. Moore at least 30 days before the expiration of such covenants. If such election is made, Mr. Moore will be entitled to an amount equal to the sum of his base salary at the time of his termination and the previous year’s annual bonus.

William McMahon has served as Chief Executive Officer and President of CoaLogix since the Company’s acquisition of SCR-Tech and its related companies on November 7, 2007. Mr. McMahon employment terms are based on the employment agreement signed effective January 1, 2007 between Mr. McMahon and SCR-Tech’s former parent company. The employment agreement was subsequently assumed and modified on November 7, 2007 in conjunction with the Company’s acquisition of SCR-Tech. Mr. McMahon’s employment agreement calls for base salary of $215,000 per year. Mr. McMahon is eligible to receive an annual bonus with a target payment equal to 50% of his base salary based upon performance criteria established by the board of directors of CoaLogix. Based on previously established bonus targets for 2007, Mr. McMahon earned a bonus of $96,750 which was paid in 2008.

Benny Sela has served as President and Chief Executive Officer of DSIT beginning July 1, 2007. In December 2007, the Board of DSIT approved new employment terms for Mr. Sela retroactive to July 1, 2007. Mr. Sela’s current employment agreement provides for a base salary which is denominated in Israeli Consumer Price Index linked NIS, currently equivalent to approximately $156,000 per annum. In addition to his base salary, Mr. Sela is also entitled to receive a bonus payment equal to 5% of DSIT’s net profit before tax. Mr. Sela received a bonus in 2007 of $3,800 related to his 2006 performance prior to his appointment as President and Chief Executive Officer of DSIT.

Michael Barth has served as Chief Financial Officer of the Company and Chief Financial Officer of DSIT since December 1, 2005. In July 2006, the Board approved an annual salary of $100,000 for Mr. Barth. In 2007, the Board also approved the payment of a bonus of $20,000 to Mr. Barth.

In February 2007, the Board approved a grant to Mr. Barth of an option to purchase 6,000 shares of our Common Stock at an exercise price of $4.53 per share, vesting one-third immediately and one-third on each of December 31, 2007 and 2008, and expiring on July 31, 2011. Subsequently, in September 2007, the Board also approved a grant to Mr. Barth of an option to purchase 30,000 shares of our Common Stock at an exercise price of $3.90 per share, vesting one-third on each of September 19, 2007, 2008 and 2009, and expiring on September 19, 2014.

On September 26, 2008, the Board of Directors approved modified terms of the employment arrangement with Mr. Barth. According to the terms of employment approved by the Board, Mr. Barth will be entitled to a salary increase from $100,000 to $150,000 per annum. The Board also approved the payment of a cash bonus to Mr. Barth equal to the difference between his prior salary and new salary for the period from November 1, 2007 through the effective date of the modification.

Pension Benefits

We do not sponsor any qualified or non-qualified defined benefit plans for our executive officers.

Nonqualified Deferred Compensation

We do not maintain any non-qualified defined contribution or deferred compensation plans. The board of directors may elect to provide our officers and employees with non-qualified defined contribution or deferred compensation benefits if it determines that doing so is in our best interests.

Estimated Payments and Benefits Upon Termination or Change in Control

Each of our executive officers has a provision in his employment agreement or arrangement providing for certain severance benefits in the event of termination without cause. The CEO also has a provision providing for the acceleration of his then unvested options in the event of termination without cause following a change in our control. These severance and acceleration provisions are described in the “Employment Arrangements” section above, and certain estimates of these termination and change of control benefits as of December 31, 2007 are provided in the tables below.

The amount of compensation and benefits payable to each named executive officer in various termination situations has been estimated in the tables below.

William J. McMahon

Under the terms of the employment agreement with Mr. McMahon, we are obligated to make certain severance payments to him in the event of termination or termination in connection with a change of control (as defined). The Modification Agreement signed with Mr. McMahon upon acquisition of SCR-Tech by the Company provides for the following benefits in the event he is involuntarily terminated, other than for cause, at any time prior to an announcement of a change of control or on or after the date that is 24 months following a change of control or the announcement of a change of control, whichever comes later, then, Mr. McMahon will be entitled to receive a cash payment equal to 200% of his then base salary, subsidized COBRA premiums for himself and his eligible dependents for up to a maximum of 12 months, in the case of termination not in connection with a change in control, and 100% company-paid health, dental and life insurance coverage at the same level of coverage as was provided to him and his dependents immediately prior to the termination for up to a maximum of two years from the date of his termination, in the case of termination in connection with a change in control.

The following table describes the potential payments and benefits upon termination of employment for Mr. McMahon, the President and Chief Executive Officer of our CoaLogix subsidiary, as if his employment terminated as of December 31, 2007, the last day of our last fiscal year.

	Circumstances of Termination
Payments and benefits	Voluntary resignation	Termination not for cause		Change of control		Death or disability
Compensation:
Base salary	--(1)	$430,000	(2)	$430,000	(4)	--

Benefits and perquisites:

Perquisites and other personal benefits	--	15,163	(3)	294,151	(5)	--

Total	$--	$445,163		$724,151		--

(1)	Assumes that there is no earned but unpaid base salary at the time of termination.
(2)	The $430,000 represents 200% of Mr. McMahon’s base salary.
(3)	The $15,163 represents 12 months of subsidized health insurance payments.
(4)	The $430,000 represents 200% of Mr. McMahon’s base salary assuming the consideration for change of control to the Company or its stockholders is more than $10 million.
(5)
The $294,151 represents (i) $35,151 of 24 months of subsidized health insurance payments and (ii) $259,000 which is in respect of 200% of Mr. McMahon’s target bonus, both assuming the consideration for change of control to the Company or its stockholders is more than $10 million.

Benny Sela

Under the terms of the employment agreement with Mr. Sela, we are obligated to make certain payments to fund in part our severance obligations to him. We are required to pay Mr. Sela an amount equal to his last month’s salary multiplied by the number of years (including partial years) that Mr. Sela has worked for us. This severance obligation, which is customary for executives of Israeli companies, will be reduced by the amount contributed by us to certain Israeli pension and severance funds pursuant to Mr. Sela’s employment agreement. In addition, the agreement with Mr. Sela provided for an additional payment equal to 1.5 times his last month’s total compensation, payable at the end of his employment with us. As of December 31, 2007, the unfunded portion of these payments was $115,435. During 2007, in order to provide additional support to DSIT, improve its financial results and help solidify its banking relationships, Mr. Sela waived $78,000 of amount due to him under his employment agreement.

The following table describes the potential payments and benefits upon termination of employment for Mr. Sela, the President and Chief Executive Officer of our DSIT subsidiary, as if his employment terminated as of December 31, 2007, the last day of our last fiscal year.

	Circumstances of Termination
Payments and benefits	Voluntary resignation		Termination not for cause		Change of control	Death or disability
Compensation:
Base salary	$78,0001	(1)	$117,000	(2)	--	$117,000	(2)

Benefits and perquisites:

Perquisites and other personal benefits	$348,755	(3)	$357,140	(4)	--	$357,140	(4)

Total	$426,755		$474,140		$--	$474,140

(1)	Assumes that there is no earned but unpaid base salary at the time of termination. The $78,000 represents a parachute payment of six months salary due to Mr. Sela.
(2)	Assumes that there is no earned but unpaid base salary at the time of termination. The $117,000 represents a parachute payment of nine months salary due to Mr. Sela.
(3)
Includes $369,072 of severance pay based in accordance with Israeli labor law calculated based on his last month’s salary multiplied by the number of years (including partial years) that Mr. Sela worked for us multiplied by 150% in accordance with his contract. Of the $369,072 due Mr. Sela, we have funded $253,637 in an insurance fund. Also includes accumulated, but unpaid vacation days ($35,663), car benefits ($5,250) and payments for pension and education funds ($16,770) less $78,000 of benefits waived in support of DSIT’s operations.

(4)
Includes $369,072 of severance pay based in accordance with Israeli labor law calculated based on his last month’s salary multiplied by the number of years (including partial years) that Mr. Sela worked for us multiplied by 150% in accordance with his contract. Of the $369,072 due Mr. Sela, we have funded $253,637 in an insurance fund. Also includes accumulated, but unpaid vacation days ($35,663), car benefits ($5,250) and payments for pension and education funds ($25,155) less $78,000 of benefits waived in support of DSIT’s operations.

Michael Barth

Under the terms of the employment agreement with Mr. Barth, we are obligated to make certain payments to fund in part our severance obligations to him. We were required to pay Mr. Barth an amount equal to 120% of his last month’s salary multiplied by the number of years (including partial years) that Mr. Barth worked for us. This severance obligation, which is customary for executives of Israeli companies, was to be reduced by the amount contributed by us to certain Israeli pension and severance funds pursuant to Mr. Barth’s employment agreement. In addition, the agreement with Mr. Barth provided for an additional payment equal to six times his last month’s total compensation, payable at the end of his employment with us. As of December 31, 2007, the unfunded portion of these payments was $40,020. During 2007, in order to provide additional support to DSIT, improve its financial results and help solidify its banking relationships, Mr. Barth waived $48,000 of amount due to him under his employment agreement.

The following table describes the potential payments and benefits upon termination of employment for Mr. Barth, our Chief Financial Officer, as if his employment terminated as of December 31, 2007, the last day of our last fiscal year.

	Circumstances of Termination
Payments and benefits	Voluntary resignation		Termination not for cause		Change of control	Death or disability
Compensation:
Base salary	$16,667	(1)	$50,000	(2)	--	$50,000	(2)

Benefits and perquisites:

Perquisites and other personal benefits	$16,002	(3)	$66,689	(4)	--	$66,689	(4)

Total	$32,669		$116,689		$--	$116,689

(1)	Assumes that there is no earned but unpaid base salary at the time of termination. The $16,667 represents a parachute payment of two months salary due to Mr. Barth.
(2)
Assumes that there is no earned but unpaid base salary at the time of termination. The $50,000 represents a parachute payment of 6 months salary due to Mr. Barth upon termination without cause or by death or disability.

(3)
Includes $41,155 of severance pay based on the amounts funded in for Mr. Barth’s severance in accordance with Israeli labor law. Also includes accumulated, but unpaid vacation days ($17,514), car benefits ($1,750) and payments for pension and education funds ($3,583) less $48,000 of benefits waived in support of DSIT’s operations.

(4)
Includes $81,175 of severance pay based in accordance with Israeli labor law calculated based on his last month’s salary multiplied by the number of years (including partial years) that Mr. Barth worked for us multiplied by 120% in accordance with his contract. Of the $81,175 due Mr. Barth, we have funded $41,155 in an insurance fund. Also includes accumulated, but unpaid vacation days ($17,514), car benefits ($5,250) and payments for pension and education funds ($10,750) less $48,000 of benefits waived in support of DSIT’s operations.

Certain Related Party Transactions

During 2007, we paid approximately $654,000 for legal services rendered and reimbursement of out-of-pocket expenses to Eilenberg Krause & Paul LLP, a law firm in which Sheldon Krause, a former director and our Secretary and General Counsel, is a member. Such fees related to services rendered by Mr. Krause and other members and employees of his firm, as well as certain special and local counsel retained and supervised by his firm who performed services on our behalf. Mr. Krause is the son-in-law of George Morgenstern, our Chairman of the Board, who up until March 2006, also served as our President and Chief Executive Officer.

In December 2006, John Moore, our CEO loaned us $300,000 on a note payable for a period of six months. The note provided for interest at the rate of 9.5% during the time it was outstanding. Under the note, we had the right to repay the note at any time prior to maturity and the note would have become immediately due and payable to the extent we raise proceeds through any equity or debt financing transaction or from the sale of shares of Comverge Inc. The note was repaid in full on April 3, 2007 together with $7,000 of interest.

In August 2006, as part of our initial investment in Paketeria, we also entered into a Stock Purchase Agreement with two shareholders of Paketeria—one of whom is our President and Chief Executive Officer and the other is one of our directors. Pursuant to that agreement, we were entitled through August 2007 to purchase the shares of Paketeria equally held by the two Paketeria shareholders for an aggregate purchase price of the US dollar equivalent on the date of purchase of €598,000 (approximately $776,000 at the then exchange rate), payable in our Common Stock and warrants on the same terms as our July 2006 private placement. The option was initially extended by both shareholders to November 5, 2007 and again by our President and Chief Executive Officer for his share (€299,000 or approximately $440,000 at December 31, 2007 exchange rates) to December 31, 2008. At the December 31, 2007 exchange rate, the exercise of the option would result in the issuance of approximately 166,000 shares of our Common Stock and warrants exercisable for approximately 41,500 shares of Common Stock. The warrants would have an exercise price of $2.78 per share and be exercisable for five years from their grant date.

It is the policy of the Company that before a transaction with a related party will be entered into, it must receive the approval of a majority of the disinterested members of the Board of Directors. In determining whether or not a transaction involves a related party we apply the definition provided under Item 404 of Regulation S-K.

All of the above transactions received the unanimous approval of the disinterested members of our Board of Directors.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth equity compensation plan information as of December 31, 2007:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a) (c)
Equity Compensation Plans Approved by Security Holders	424,500	$3.17	0

Equity Compensation Plans Not Approved by Security Holders(1)	295,000	$3.47	415,000

Total	719,500	$3.29	415,000

(1)
All grants were made under our 2006 Stock Incentive Plan and our 2006 Stock Option Plan for Non-Employee Directors. For additional information regarding the plans, see “Proposal 2 - Approval of the Amended 2006 Stock Incentive Plan” and “Proposal 3 - Approval of the Amended 2006 Stock Option Plan for Non-Employee Directors.”

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires our executive officers, directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. These persons are also required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of such forms or written representations from certain reporting persons, we believe that during 2007 our executive officers and directors complied with the filing requirements of Section 16(a), with the exception of the late filing of the following reports: Richard J. Giacco filed a late Form 4 reporting the grant of 10,000 stock options on December 5, 2007 (Form 4 filed April 11, 2008); George Morgenstern filed a late Form 4 reporting the grant of 10,000 stock options on December 5, 2007 (Form 4 filed December 19, 2007); Richard S. Rimer filed a late Form 4 reporting the vesting of 25,000 performance based stock options on September 20, 2007 (Form 4 filed November 13, 2007) and a late Form 4 reporting the grant of 10,000 stock options on December 5, 2007 (Form 4 filed December 19, 2007); and Samuel M. Zentman filed a late Form 4 reporting the grant of 10,000 stock options on December 5, 2007 (Form 4 filed December 19, 2007).

We have implemented measures to assure timely filing of Section 16(a) reports by our executive officers and directors in the future.

INDEPENDENT PUBLIC ACCOUNTANTS AND AUDITORS

In January 2004, we engaged Kesselman & Kesselman, a member of PricewaterhouseCoopers International Limited as our independent auditors for the fiscal year ended December 31, 2003. They have continued to serve as our independent auditors for the two most recently completed fiscal years ended December 31, 2006 and December 31, 2007. A representative of Kesselman & Kesselman is not expected to attend the Annual Meeting.

Accounting Fees

Aggregate fees billed by our principal accountant during the last two fiscal years are as follows:

	2006	2007
Audit Fees	$94,000	$147,000
Audit- Related Fees	29,000	--
Tax Fees	--	--
Other Fees	36,000	57,000
Total	$159,000	$204,000

Audit Fees were for professional services rendered for the audits of the consolidated financial statements of the Company, statutory and subsidiary audits, assistance with review of documents filed with the SEC, consents, and other assistance required to be performed by our independent accountants.

Other Fees in 2007 were for services related to reviewing registration statements and due diligence procedures. Other fees in 2006 were for services related to a response letter to the SEC and for reviewing registration statements.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee’s current policy is to pre-approve all audit and non-audit services that are to be performed and fees to be charged by our independent auditor to assure that the provision of these services does not impair the independence of the auditor. The Audit Committee was in compliance with the requirements of the Sarbanes-Oxley Act of 2002 regarding the pre-approval of all audit and non-audit services and fees by the mandated effective date of May 6, 2003. The Audit Committee pre-approved all audit and non-audit services rendered by our independent auditor in 2007 and 2006.

PROPOSAL 2

APPROVAL OF THE AMENDED ACORN ENERGY, INC.
2006 STOCK INCENTIVE PLAN

In September 2008, our Board of Directors amended and restated our 2006 Stock Incentive Plan (the “2006 Incentive Plan”), subject to approval by our stockholders of the Plan as so amended and restated (the “Amended Incentive Plan”). Our Board of Directors believes that the Amended Incentive Plan is an integral part of the Company’s long-term compensation philosophy and asks our stockholders to approve the Amended Incentive Plan at the annual meeting.

General Information Regarding the 2006 Incentive Plan

The 2006 Incentive Plan was adopted by our Board of Directors on February 8, 2007 and became effective at that time. Unless sooner terminated, the Plan will remain in effect until February 8, 2017. The Plan has not been previously submitted to our stockholders for approval. As of September 30, 2008, there were 400,000 shares of Common Stock authorized for issuance under the 2006 Incentive Plan, of which an aggregate of 35,000 shares remained available for issuance pursuant to future grants.

Key Amendments to the 2006 Incentive Plan

Our Board of Directors believes that the amendments set forth in the Amended Incentive Plan are important to enable our company to continue to attract and retain talented employees, directors, consultants and other service providers and to encourage these individuals to build long-term value for our stockholders. The key changes to the 2006 Incentive Plan that are included in the Amended Incentive Plan are:

•
An increase in the number of shares of Common Stock available for issuance under the Plan by 265,000, such that upon stockholder approval of the Amended Incentive Plan an aggregate of 300,000 shares of Common Stock shall be available for issuance pursuant to future grants (including the 35,000 shares of Common Stock currently available and assuming no interim grants, forfeitures, cancellations or expirations).

•
Inclusion of a maximum limit on the number of shares eligible to be issued pursuant to “incentive options” granted under the Plan that are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

•	Inclusion of annual award limits per participant with respect to awards intended to comply with Section 162(m) of the Code.

Stockholder approval of the Amended Incentive Plan is being sought (i) in order to meet the NASDAQ Stock Market listing requirements, (ii) so that compensation attributable to grants under the Amended Incentive Plan may qualify for an exemption from the $1 million deduction limit under Section 162(m) of the Code and (iii) in order for “incentive options” granted under the Amended Incentive Plan to meet the requirements of the Code. As of September 30, 2008, there are seven directors and four executive officers who are eligible to receive awards under the 2006 Incentive Plan. All employees of the Company and its subsidiaries are also eligible to receive awards under the 2006 Incentive Plan.

Summary of the Amended Incentive Plan

General

The Amended Incentive Plan is consistent with the Company’s and its stockholders’ interest in providing equity-based incentives necessary to attract, reward and retain employees, directors, consultants and other service providers on whom we rely to enable the Company to succeed. The Amended Incentive Plan is vitally important to allow us to accomplish our growth strategies by providing for grants of equity-based awards including options, share appreciation rights, restricted shares and restricted share units, and performance awards, as well as cash-based awards, that are consistent with our compensation strategy.

The following contains a summary of the material terms of the Amended Incentive Plan. The summary is not a complete description of the terms of the Plan. For more information, we refer you to the full text of the Amended Incentive Plan, which is attached as Appendix A hereto.

Plan and Participant Share Limits

The maximum number of shares of Common Stock issuable under the 2006 Incentive Plan (“Share Authorization”) is 400,000. We are proposing to increase the Share Authorization by 265,000, from 400,000 to 665,000. Shares covered by an award are counted against the authorization only to the extent they are actually issued. Thus, shares related to awards which terminate by expiration, forfeiture, cancellation, or otherwise without issuance of shares, are settled in cash in lieu of shares, or exchanged for awards not involving shares, shall again be available for grant.

The Amended Incentive Plan also imposes annual per-participant award limits. The maximum number of shares for which options may be granted to any person in any calendar year is 200,000. The maximum number of shares subject to SARs granted to any person in any calendar year is 200,000. The maximum aggregate grant to any person in any calendar year of restricted shares or restricted share units is 200,000 shares. The maximum aggregate grant to any person in any calendar year of performance units or performance shares is 200,000 shares, or the value of 200,000 shares determined as of the earlier of the date of vesting or payout. The maximum aggregate grant to any person in any calendar year of cash-based awards may not exceed $500,000. The maximum aggregate grant to any person in any calendar year of other share-based awards is 200,000 shares.

The number and kind of shares that may be issued, the number and kind of shares subject to outstanding awards, the option price or grant price applicable to outstanding awards, the annual per-participant award limits, and other value determinations are subject to adjustment by the Committee (as defined in the paragraph below) to reflect share dividends, share splits, reverse share splits, and other corporate events or transactions, including without limitation distributions of shares or property other than normal cash dividends. The Committee may also make adjustments to reflect unusual or nonrecurring events such as mergers, consolidations, spin-offs and other corporate reorganizations.

Administration

A committee designated by the Board shall administer the 2006 Incentive Plan, if such committee has been designated. If established, the committee shall consist of members appointed from time to time by, and serving at the discretion of, the Board and, unless otherwise determined by the Board, the committee shall consist of no fewer than two directors, each of whom is (i) a “Non-Employee Director” within the meaning of Rule 16b-3 (or any successor rule) of the Securities Exchange Act of 1934, as amended, (ii) an “outside director” within the meaning of Section 162(m) of the Code and (iii) an “independent director” for the purposes of the rules and regulations of the NASDAQ Stock Market. In the absence of a designated committee, the Board shall serve the committee function, and all references to committee shall refer to the Board acting in such capacity (the “Committee”). The Committee will have the discretionary power to interpret the terms and intent of the Amended Incentive Plan and any Plan-related documentation, to determine eligibility for awards and the terms and conditions of awards, and to adopt rules, regulations, forms, instruments, and guidelines. Determinations of the Committee will be final and binding. The Committee may delegate administrative duties and powers to one or more of its members or to one or more officers, agents, or advisors. The Committee may also delegate to one or more Company officers the power to designate other employees and third party service providers to be recipients of awards.

Eligibility

Employees, non-employee directors, and third party service providers of the Company and its subsidiaries and/or affiliates who are selected by the Committee are eligible to participate in the Plan.

Options

The Committee may grant both incentive options (“ISOs”) and nonqualified options (“NQSOs”) under the Amended Incentive Plan. ISOs may be granted for up to an aggregate of 200,000 shares. Eligibility for ISOs is limited to employees of the Company and its subsidiaries. The exercise price for options cannot be less than the fair market value of the shares underlying such options on the date of grant (provided that the exercise price cannot be less than 110% of the fair market value of the shares on the date of grant with respect to ISOs granted to a 10% shareholder). The latest expiration date cannot be later then the tenth (10th) anniversary of the date of grant (for an ISO, the fifth anniversary of the date of grant if the recipient is a 10% shareholder). Fair market value under the Amended Incentive Plan shall be determined by reference to the market price for the Common Stock on the date of the grant or on the immediately preceding trading date, as determined by the Committee. The exercise price may be paid with cash or its equivalent, with previously acquired shares (in certain circumstances, that have been held at least six months), or by other means approved by the Committee, including by means of broker-assisted cashless exercise and net exercise.

Share Appreciation Rights

The Committee may grant SARs under the Amended Incentive Plan either alone or in tandem with options. The grant price of an SAR cannot be less than the fair market value of the shares at the time of grant. The grant price of an SAR granted in tandem with an option will be the same as the option price of the option. SARs cannot be exercised later than the tenth anniversary of the date of grant. SARs granted in tandem with ISOs are subject to special restrictions. Notwithstanding the foregoing, SARs may be granted only if the Company’s shares are traded on an established securities market at the date of grant.

Freestanding SARs may be exercised on such terms as the Committee determines and tandem SARs may be exercised by relinquishing the related portion of the tandem option. Upon exercise of an SAR, the holder will receive from the Company shares equal in value to the difference between the fair market value of the shares subject to the SAR, determined as described above, and the grant price.

Restricted Shares and Restricted Share Units

The Committee may award restricted shares and restricted share units. Restricted share awards consist of shares that are transferred to the participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted share unit awards result in the transfer of shares to the participant only after specified conditions are satisfied. A holder of restricted shares is generally treated as a current shareholder (subject to the restrictions), whereas the holder of a restricted share unit award is treated as a shareholder with respect to the award only when the shares are delivered in the future. The Committee will determine the restrictions and conditions applicable to each award of restricted shares or restricted share units.

Performance Unit and Performance Share Awards

Performance unit and performance share awards may be granted under the Amended Incentive Plan. Performance unit awards will have an initial value that is determined by the Committee. Performance shares will have an initial value that is based on the fair market value of the shares on the date of grant. Such awards will be earned only if performance goals over performance periods established by or under the direction of the Committee are met. The performance goals may vary from participant to participant, group to group, and period to period. The performance goals for performance unit and performance share awards that are intended to constitute “qualified performance-based compensation” will be based upon one or more of the following: (i) net earnings or net income (before or after taxes); (ii) earnings per share; (iii) net sales growth; (iv) net operating profit; (v) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (vi) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on equity); (vii) earnings before or after taxes, interest, depreciation, and/or amortization;(viii) gross or operating margins; (ix) productivity ratios; and (x) share price (including, but limited to, growth measures and total shareholder return).

The Committee will determine whether the performance targets or goals that have been chosen for a particular performance award have been met and may provide in an award that any evaluation of performance may include or exclude any of the following that are objectively determinable and that occur during the performance period to which the award is subject: asset write-downs, litigation, claims, judgments, or settlements; the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reporting results; any reorganization and restructuring programs; extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; acquisitions or divestitures; and foreign exchange gains and losses.

Awards that are designed to qualify as performance-based compensation may not be adjusted upward. However, the Committee has the discretion to adjust these awards downward. In addition, the Committee has the discretion to make awards that do not qualify as performance-based compensation. Awards may be paid in the form of cash, shares, or in any combination, as determined by the Committee.

Cash-Based Awards

The Committee may grant cash-based awards under the Amended Incentive Plan that specify the amount of cash to which the award pertains, the conditions under which the award will be vested and exercisable or payable, and such other conditions as the Committee may determine that are not inconsistent with the terms of the Amended Incentive Plan. Although based on a specified dollar amount, cash-based awards may be paid, in the Committee’s discretion, either in cash or by the delivery of shares.

Other Share-Based Awards

The Committee may grant equity-based or equity-related awards, referred to as “other share-based awards,” other than options, SARs, restricted shares, restricted share units, or performance shares. The terms and conditions of each other share-based award shall be determined by the Committee. Payment under any other share-based awards will be made in shares or cash, as determined by the Committee.

Dividend Equivalents

The Committee may provide for the payment of dividend equivalents with respect to any shares subject to an award that have not actually been issued under the award.

Termination of Employment

The Committee will determine how each award will be treated following termination of the holder’s employment with, or service for, the Company, including the extent to which unvested portions of the award will be forfeited and the extent to which options, SARs, or other awards requiring exercise will remain exercisable.

Additional Provisions

Neither ISOs nor, except as the Committee otherwise expressly determines, other awards may be transferred other than by will or by the laws of descent and distribution. During a recipient’s lifetime, an ISO and, except as the Committee may determine, other non-transferable awards requiring exercise, may be exercised only by the recipient.

Treatment of Awards upon a Change of Control and Related Transactions

One or more awards may be subject to the terms and conditions set forth in a written agreement between the Company and a participant providing for different terms or provisions with respect to such awards upon a “Change of Control” of the Company (as that term may be defined in such written agreement), provided, that such written agreement may not increase the maximum amount of such awards.

Amendment of Awards or Amended Incentive Plan

The Committee may at any time alter, amend, modify, suspend, or terminate the Amended Incentive Plan or any outstanding award in whole or in part, except that no amendment of the Amended Incentive Plan will be made without shareholder approval if shareholder approval is required by applicable law, regulation or stock exchange rule. No amendment to an award previously granted may adversely affect the rights of any participant to whom such award was granted without such participant’s consent, unless specifically provided for in the Amended Incentive Plan. The Committee shall have the authority to modify any outstanding option award or SAR to reduce the exercise or grant price thereof.

Adjustment of Awards

In the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of our stock or property, combination of shares, exchange of shares (other than pursuant to a conversion of convertible securities), dividend in kind, or other like change in our capital structure or distribution (other than normal cash dividends) to our stockholders, or any similar corporate event or transaction, the Committee shall, proportionately and accordingly, in its sole discretion, substitute and/or adjust the number and/or kind of shares, as applicable, for which grants of Options and other Awards may be made under the Plan. In addition, the number and kind of shares subject to outstanding awards, the option price or grant price applicable to outstanding awards, the annual award limits, and other value determinations applicable to outstanding awards shall be adjusted proportionately and accordingly by the Committee so as to prevent dilution or enlargement of Participants’ rights under the Plan. The Committee may also make appropriate adjustments in the terms of any awards under the plan to reflect or related to such changes or distributions and to modify any other terms of outstanding awards, including modifications of performance goals and changes in the length of performance periods. Subject to certain limitations set forth in the Plan and applicable provisions of the Code, without affecting the number of shares reserved or available thereunder, the Committee may authorize the issuance or assumption of benefits under the Plan in connection with any merger, consolidation, spin-off, split-off, split-up, acquisition of our property or stock, or reorganization upon such terms and conditions as it may deem appropriate, or Committee or the board of directors may cause any award outstanding as of the effective date of the applicable event to be cancelled in consideration of a cash payment or alternate award made to the holder of such cancelled award equal in value to the fair market value of such cancelled award.

Awards for Non-U.S. Employees

To comply with the laws in other countries in which the Company or its subsidiaries operate or may operate or have employees, officers, directors, or third-party service providers, the Committee may establish, among other things, subplans under the Amended Incentive Plan and modify the terms of the awards made to such employees, officers, directors or third-party service providers.

Material Federal Income Tax Considerations

The following is a brief summary of the principal federal income tax consequences of awards under the Amended Incentive Plan. The summary is based upon current federal income tax laws and interpretations thereof, all of which are subject to change at any time, possibly with retroactive effect. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

Incentive Options

Unless the stockholders approve the Amended Incentive Plan, the Company will be unable to issue ISOs. An optionee does not generally recognize taxable income upon the grant or upon the exercise of an ISO. However, the exercise of an ISO may in some cases trigger liability for the alternative minimum tax.

Upon the sale of ISO shares, the optionee recognizes income in an amount equal to the difference, if any, between the exercise price of the ISO shares and the fair market value of those shares on the date of sale. The income is taxed at the long-term capital gains rate if the optionee has not disposed of the shares within two (2) years after the date of the grant of the ISO and has held the shares for at least one (1) year after the date of exercise, and the Company is not entitled to a federal income tax deduction. The holding period requirements are waived when an optionee dies.

If an optionee sells ISO shares before having held them for at least one (1) year after the date of exercise and two (2) years after the date of grant (a “disqualifying disposition”), the optionee recognizes ordinary income to the extent of the lesser of: (i) the gain realized upon the sale, or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending upon how long the optionee has held the ISO shares prior to disposition. In the year of a disqualifying disposition, the Company receives a federal income tax deduction in an amount equal to the ordinary income that the optionee recognizes as a result of the disqualifying disposition.

Non-qualified Options

In general, an optionee does not recognize taxable income upon the grant of an NQSO. Upon the exercise of such an option, the optionee recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the NQSO on the date of exercise exceeds the exercise price. The Company receives an income tax deduction in an amount equal to the ordinary income that he optionee recognizes upon the exercise of the option.

Restricted Shares

A participant who receives an award of restricted shares does not generally recognize taxable income at the time of the award. Instead, unless an election is made as described in the next paragraph, the participant recognizes ordinary income in the first taxable year in which his or her interest in the shares becomes either: (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture. The amount of taxable income is equal to the fair market value of the shares less the cash, if any, paid for the shares.

A participant may elect to recognize income at the time he or she receives restricted shares in an amount equal to the fair market value of the restricted shares (less any cash paid for the shares) on the date of the award. Any such election must be filed with the Internal Revenue Service within 30 days of the date of grant. Future appreciation on the shares will be taxed as capital gains when the shares are sold. However, if after making such an election, the shares are forfeited, the participant will be unable to claim any loss deduction.

The Company receives a compensation expense deduction in an amount equal to the ordinary income recognized by the participant in the taxable year in which restrictions lapse (or in the taxable year of the award if, at that time, the participant had filed a timely election to accelerate recognition of income).

Other Awards

In the case of an exercise of an SAR or an award of restricted share units, performance shares, performance units, share awards, or incentive awards, the participant would generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment. In that taxable year, the Company would receive a federal income tax deduction in an amount equal to the ordinary income that the participant has recognized.

Million Dollar Deduction Limit

Pursuant to Section 162(m) of the Code, the Company may not deduct compensation of more than $1,000,000 dollars that is paid to certain “covered employees” in a taxable year. The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. It is intended that future awards under the Amended Incentive Plan made to covered employees in the form of options, performance-based restricted shares, performance shares, performance units, SARs, and cash payments under annual incentive awards will constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation, but no assurance can be made in this regard.

Compliance with Deferred Compensation Provisions of American Jobs Creation Act

The American Jobs Creation Act of 2004, added new Section 409A of the Code. Section 409A imposes penalty taxes and interest charges on employees who receive certain deferred compensation that does not meet the requirements of Section 409A. The Company intends that awards under the Plan will meet the requirements of Section 409A, but no assurance can be made in this regard.

Withholding Taxes

Awards made to participants under the 2006 Incentive Plan may be subject to federal, state and local income tax and employment tax withholding obligations and the Company will comply with any requirements to withhold such taxes.

Amended Incentive Plan Benefits

Because benefits under the Amended Incentive Plan will primarily depend on the Committee’s actions and the fair market value of the Common Stock at various future dates, it is not possible to determine the benefits that will be received by any person or group of persons if the Amended Incentive Plan is approved by the stockholders. On September 30, 2008, the per share closing price of the Common Stock was $3.69.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDED INCENTIVE PLAN (PROPOSAL 2 ON THE ENCLOSED PROXY CARD).

PROPOSAL 3

APPROVAL OF THE AMENDED ACORN ENERGY, INC.

2006 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

In September 2008, our Board of Directors amended and restated our 2006 Stock Option Plan for Non-Employee Directors (the “Non-Employee Director Plan”), subject to approval by our stockholders of the Plan as so amended and restated (the “Amended Non-Employee Director Plan”). Our Board of Directors believes that the Amended Non-Employee Director Plan is an integral part of the Company’s long-term compensation philosophy for non-employee directors and asks our stockholders to approve the Amended Non-Employee Director Plan at the annual meeting.

General Information Regarding the Non-Employee Director Plan

The Non-Employee Director Plan was adopted by our Board of Directors on February 8, 2007 and became effective at that time. Unless sooner terminated or extended, the Plan will remain in effect until February 8, 2017. The Plan has not been previously submitted to our stockholders for approval. As of September 30, 2008, there were 200,000 shares of Common Stock authorized for issuance under the Non-Employee Director Plan, of which an aggregate of 120,000 shares remained available for issuance pursuant to future grants.

Key Amendments to the Non-Employee Director Plan

The key changes to the Non-Employee Director Plan that are included in the Amended Non-Employee Director Plan are:

•
An increase in the number of shares of Common Stock available for issuance under the Plan by 200,000, such that upon stockholder approval of the Amended Non-Employee Director Plan an aggregate of 320,000 shares of Common Stock shall be available for issuance pursuant to future grants (including the 120,000 shares of Common Stock currently available and assuming no interim grants, forfeitures, cancellations or expirations).

•	Changes to conform the terms of the Plan to those of the Amended Incentive Plan, to the extent applicable to a plan limited to the granting of options to non-employee directors.

Stockholder approval of the Amended Non-Employee Director Plan is being sought in order to meet the NASDAQ Stock Market listing requirements.

As of September 30, 2008, there are six non-employee directors who are eligible to receive options under the Amended Non-Employee Director Plan. Each of these directors will receive an automatic formula grant of 10,000 options under the Plan upon reelection at the annual meeting.

Summary of the Amended Incentive Plan

General

The purpose of the Amended Non-Employee Director Plan is to promote the interests of our company and its stockholders by increasing the proprietary and vested interest of non-employee directors in the growth and performance of the Company by granting such directors options to purchase shares of Common Stock.

The following contains a summary of the material terms of the Amended Non-Employee Director Plan. The summary is not a complete description of the terms of the Plan. For more information, we refer you to the full text of the Amended Non-Employee Director Plan. A copy of the Amended Non-Employee Director Plan is attached as Appendix B hereto.

The terms of the Amended Non-Employee Director Plan are substantially similar to those of the Amended Incentive Plan (as described above), with the following differences:

•	The Amended Non-Employee Director Plan is limited to non-statutory stock options granted to non-employee directors.

•
The Share Authorization for the Amended Non-Employee Director Plan is limited to 400,000 shares (reflecting a 200,000 share increase over the prior level), of which 80,000 shares are presently reserved for issuance pursuant to outstanding options.

•
The Amended Non-Employee Director Plan provides for automatic formula grants to non-employee directors (“Eligible Directors”): (i) options to purchase 25,000 shares of Common Stock upon an Eligible Director‘s first appointment or election to the Board of Directors and (ii) options to purchase 10,000 shares of Common Stock for each Eligible Director, other than newly appointed or elected directors, immediately following each annual meeting of stockholders. The 25,000-share option shall vest and become exercisable one-third per year for each of the three years following the date of appointment or election and the 10,000-share option shall vest and become exercisable in full on the first anniversary of the date of grant. The options, which shall be exercisable at fair market value on the date of grant similar to options granted under the Amended Incentive Plan, shall expire (i) seven years from the date of grant or (ii) 18 months from the date that the director ceases to be a director, officer, employee or consultant of the Company. The Amended Non-Employee Director Plan also permits discretionary grants to Eligible Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDED NON-EMPLOYEE DIRECTOR PLAN (PROPOSAL 3 ON THE ENCLOSED PROXY CARD).

STOCKHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING

Stockholders may present proposals for inclusion in the 2009 proxy statement for our annual meeting in 2009, provided that (in addition to other applicable requirements) such proposals are received by the Company in writing at its principal executive offices no later than June 6, 2009.

Pursuant to the By-laws of the Company, stockholders who wish to nominate any person for election to the Board of Directors or bring any other business before the 2009 Annual Meeting must generally give notice thereof to the Company at its principal executive offices not less than 60 days nor more than 90 days before the date of the meeting. All nominations for director or other business sought to be transacted that are not timely delivered to the Company, or that fail to comply with the requirements set forth in the Company’s By-laws, will be excluded from the Annual Meeting, as provided in the By-laws. A copy of the By-laws of the Company is available upon request from the Secretary of the Company, 4 West Rockland Road, Montchanin, Delaware 19710.

OTHER MATTERS

The Board of Directors of the Company is not aware of any other matters to be presented for action at the Annual Meeting other than those listed in the accompanying Notice of Annual Meeting and described herein. If any other matters not described herein should properly come before the meeting for stockholder action, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in respect thereof in accordance with the Board of Directors’ recommendations.

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report covering the fiscal year ended December 31, 2007, including audited financial statements, is enclosed with this Proxy Statement. Such report is not incorporated in this Proxy Statement and is not a part of the proxy soliciting material.

SOLICITATION OF PROXIES

The cost of soliciting proxies for the Annual Meeting will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, internet, telephone, telex or facsimile. The Company will, upon request and in accordance with applicable regulation, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

By Order of the Board of Directors,
SHELDON KRAUSE
Secretary
October 8, 2008
Montchanin, Delaware

Appendix A

ACORN ENERGY, INC.
2006 STOCK INCENTIVE PLAN
(as amended and restated effective November 3, 2008)

ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION

1.1 ESTABLISHMENT. Acorn Energy, Inc., a Delaware corporation (the “Company”), establishes an incentive compensation plan to be known as the 2006 Stock Incentive Plan (the “Plan”), as set forth in this document.

The Plan permits the grant of Cash-Based Awards, Nonqualified Options, Incentive Options, Share Appreciation Rights (SARs), Restricted Shares, Restricted Share Units, Performance Shares, Performance Units, and Other Share-Based Awards.

The Plan originally became effective upon Board approval on February 8, 2007 (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof. Amendments to the Plan were approved by the Board in September 2008, subject to shareholder approval of the Plan as so amended. No awards of Performance-Based Compensation shall be made prior to the Shareholder Approval Date.

1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to provide a means whereby Employees, Directors, and Third Party Service Providers of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of the Plan is to provide a means through which the Company may attract able individuals to become Employees or serve as Directors, or Third Party Service Providers of the Company and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.

1. 3 DURATION OF THE PLAN. Unless sooner terminated as provided herein, the Plan shall terminate ten (10) years from the Effective Date. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Options may be granted more than ten (10) years after the earlier of (a) adoption of the Plan by the Board, and (b) the Effective Date.

ARTICLE 2. DEFINITIONS

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1 “AFFILIATE” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

2.2 “ANNUAL AWARD LIMIT” OR “ANNUAL AWARD LIMITS” have the meaning set forth in Section 4.3.

2.3 “AWARD” means, individually or collectively, a grant under this Plan of Cash-Based Awards, Nonqualified Options, Incentive Options, SARs, Restricted Shares, Restricted Share Units, Performance Shares, Performance Units, or Other Share-Based Awards, in each case subject to the terms of this Plan.

2.4 “AWARD AGREEMENT” means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written statement issued by the Company to a Participant describing the terms and provisions of such Award.

2.5 “BENEFICIAL OWNER” or “BENEFICIAL OWNERSHIP” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.6 “BOARD” or “BOARD OF DIRECTORS” means the Board of Directors of the Company.

2.7 “CASH-BASED AWARD” means an Award granted to a Participant as described in Article 10.

2.8 “CODE” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

2.9 “COMMITTEE” means the committee designated by the Board to administer this Plan, if such committee has been designated. In the absence of a designated committee the Board shall serve the committee function, and all references to Committee shall refer to the Board acting in such capacity. If established, the committee shall consist of members appointed from time to time by, and serving at the discretion of, the Board and, unless otherwise determined by the Board, the committee shall consist of no fewer than two directors, each of whom is (i) a “Non-Employee Director” within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act, and (ii) an “outside director” within the meaning of Section 162(m) of the Code.

2.10 “COMPANY” means Acorn Energy, Inc., a Delaware corporation, and any successor thereto as provided in Article 20 herein.

2.11 “COVERED EMPLOYEE” means a Participant who is a “covered employee,” as defined in Code Section 162(m) and the Treasury Regulations promulgated under Code Section 162(m), or any successor statute.

2.12 “DIRECTOR” means any individual who is a member of the Board of Directors of the Company.

2.13 “EFFECTIVE DATE” has the meaning set forth in Section 1.1.

2.14 “EMPLOYEE” means any officer or employee of the Company, its Affiliates, and/or its Subsidiaries.

2.15 “EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.16 “FAIR MARKET VALUE” or “FMV” means a price that is equal to the opening, closing, actual, high, low, or average selling prices of a Share reported on the NASDAQ Stock Market or other established stock exchange (or exchanges) on the applicable date or the preceding trading day, as determined by the Committee in its discretion. Unless the Committee determines otherwise, if the Shares are traded over-the-counter at the time a determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the last reported sale price or the average between the reported high and low or closing bid and asked prices of a Share on the most recent date on which Shares were publicly traded on the NASD OTC Bulletin Board, as determined by the Committee in its discretion. In the event Shares are not publicly traded at the time a determination of their Fair Market Value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate.

Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award.

2.17 “FULL VALUE AWARD” means an Award other than in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of Shares.

2.18 “FREESTANDING SAR” means an SAR that is granted independently of any Options, as described in Article 7.

2.19 “GRANT PRICE” means the price established at the time of grant of an SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.20 “INCENTIVE OPTION” or “ISO” means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

2.21 “INSIDER” shall mean an individual who is, on the relevant date, an officer or Director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.22 “NONEMPLOYEE DIRECTOR” means a Director who is not an Employee.

2.23 “NONEMPLOYEE DIRECTOR AWARD” means any NQSO, SAR, or Full Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

2.24 “NONQUALIFIED OPTION” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.25 “OPTION” means an Incentive Option or a Nonqualified Option, as described in Article 6.

2.26 “OPTION PRICE” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.27 “OTHER SHARE-BASED AWARD” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

2.28 “PARTICIPANT” means any eligible individual as set forth in Article 5 to whom an Award is granted.

2.29 “PERFORMANCE-BASED COMPENSATION” means compensation under an Award that satisfies the requirements of Section 162(m) of the Code and the applicable Treasury Regulations thereunder for certain performance-based compensation paid to Covered Employees.

2.30 “PERFORMANCE MEASURES” means (i) those measures described in Section 11.3 hereof on which the performance goals are based, or (ii) such other measures that have been approved by the Company’s shareholders as contemplated by Article 11 of this Plan in order to qualify Awards as Performance-Based Compensation.

2.31 “PERFORMANCE PERIOD” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.32 “PERFORMANCE SHARE” means an Award granted under Article 9 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.33 “PERFORMANCE UNIT” means an Award granted under Article 9 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.34 “PERIOD OF RESTRICTION” means the period when Restricted Shares or Restricted Share Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.35 “PERSON” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.36 “PLAN” means this 2006 Stock Incentive Plan, as it may hereinafter be amended or restated.

2.37 “PLAN YEAR” means the Company’s fiscal year as may be in effect from time to time. The Company’s current fiscal year is the calendar year.

2.38 “RESTRICTED SHARES” means an Award granted to a Participant pursuant to Article 8.

2.39 “RESTRICTED SHARE UNIT” means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the date of grant.

2.40 “SHARE” or “SHARES” means the Company’s shares of common stock, par value $.01 per share.

2.41 “SHARE APPRECIATION RIGHT” or “SAR” means an Award, designated as a SAR, pursuant to the terms of Article 7 herein.

2.42 “SUBSIDIARY” means any corporation, partnership, limited liability company, or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, an at least 20% interest or over which the Company exercises significant influence.

2.43 “SHAREHOLDER APPROVAL DATE” means the date of the approval of the Plan by the shareholders of the Company, if so submitted for approval.

2.44 “TANDEM SAR” means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

2.45 “THIRD PARTY SERVICE PROVIDER” means any consultant, agent, advisor, or independent contractor who renders services to the Company, a Subsidiary, or an Affiliate that (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

2.46 “TREASURY REGULATIONS” means the regulations promulgated under the Code.

2.47 “WITHHOLDING TAXES” means any federal, state, local or foreign income taxes, withholding taxes, or employment taxes required to be withheld by law or regulations.

ARTICLE 3. ADMINISTRATION

3.1 GENERAL. The Committee shall be responsible for administering the Plan, subject to this Article 3 and the other provisions of the Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

3.2 AUTHORITY OF THE COMMITTEE. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement or document ancillary to or in connection with the Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, and, subject to Article 17, adopting modifications and amendments to the Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.

3.3 DELEGATION. The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individual to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individual may have under the Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or more of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; (b) designate Third Party Service Providers to be recipients of Awards; and (c) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee that is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated. Notwithstanding the foregoing, the Committee may not delegate to any officer the ability to take any action or make any determination regarding issues arising out of Code Section 162(m).

ARTICLE 4. SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

4.1 NUMBER OF SHARES AVAILABLE FOR AWARDS. Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares available for issuance to Participants under the Plan (the “Share Authorization”) shall be 665,000 Shares.

4.2 SHARE USAGE. Shares covered by an Award shall only be counted as used to the extent they are actually issued. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under the Plan. Subject to the foregoing, the Committee shall have discretion to employ any method of share counting it deems reasonable. The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.

4.3 ANNUAL AWARD LIMIT. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”) shall apply to grants of such Awards under the Plan:

(a) OPTIONS: The maximum aggregate number of Shares subject to Options granted in any one Plan Year to any one Participant shall be 200,000 Shares.

(b) SARS: The maximum number of Shares subject to Share Appreciation Rights granted in any one Plan Year to any one Participant shall be 200,000 Shares.

(c) RESTRICTED SHARES OR RESTRICTED SHARE UNITS: The maximum aggregate grant with respect to Awards of Restricted Shares or Restricted Share Units in any one Plan Year to any one Participant shall be 200,000.

(d) PERFORMANCE UNITS OR PERFORMANCE SHARES: The maximum aggregate Award of Performance Units or Performance Shares that any one Participant may receive in any one Plan Year shall be 200,000 Shares (if such Award is payable in Shares), or equal to the value of 200,000 Shares. For this purpose, to the extent an Award is payable in cash or property other than Shares, then such Award shall be treated as payable in such number of Shares having a value equal to the value of the cash or property (other than Shares) payable under such Award, determined as of the earlier of the date of vesting or payout.

(e) CASH-BASED AWARDS: The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Plan Year may not exceed a value of $500,000.

(f) OTHER SHARE-BASED AWARDS. The maximum aggregate grant with respect to Other Share-Based Awards pursuant to Section 10.2 in any one Plan Year to any one Participant shall be 200,000 Shares.

The above Annual Award Limits are intended to comply with Code Section 162(m) and the Treasury Regulations thereunder, and shall be applied and/or construed in such a way to ensure compliance with Code Section 162(m) and the Treasury Regulations thereunder.

4.4 ADJUSTMENTS IN AUTHORIZED SHARES, ETC. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares (other than pursuant to a conversion of convertible securities), dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee shall, proportionately and accordingly, in its sole discretion, substitute and adjust, as applicable, the number and kind of shares for which grants of Options and other Awards may be made under the Plan. In addition, the number and kind of shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards shall be adjusted proportionately and accordingly by the Committee so as to prevent dilution or enlargement of Participants’ rights under the Plan.

The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under the Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

Subject to the provisions of Article 17, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, spin-off, split-off, split-up, acquisition of property or stock, or reorganization (collectively, a “Reorganization”) upon such terms and conditions as it may deem appropriate, subject to compliance with the ISO rules under Section 422 of the Code and the provisions of Section 409A of the Code, where applicable. Without limiting the foregoing, in the event of any Reorganization, the Committee or the Board may cause any Award outstanding as of the effective date of the Reorganization to be cancelled in consideration of a cash payment or alternate Award made to the holder of such cancelled Award equal in value to the fair market value of such cancelled Award; PROVIDED, HOWEVER, that nothing in this Section 4.4 shall permit the repricing, replacing or regranting of Options or SARs in violation of the provisions of Section 409A of the Code.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

5.1 ELIGIBILITY. Individuals eligible to participate in this Plan include all Employees, Directors, and Third Party Service Providers.

5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.

ARTICLE 6. OPTIONS

6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided that ISOs may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted by Section 422 of the Code and the Treasury Regulations thereunder). ISOs may be granted for the purchase of up to an aggregate of 200,000 Shares, subject to adjustment as provided in Section 4.4.

6.2 AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

6.3 OPTION PRICE. The Option Price for each grant of an Option under this Plan shall be as determined by the Committee and shall be specified in the Award Agreement. The Option Price shall be: (i) equal to 100% of the FMV of the Shares on the date of grant or (ii) set at a premium to the FMV of the Shares on the date of grant.

6.4 DURATION OF OPTIONS. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth anniversary date of its grant. Notwithstanding the foregoing, for Options (other than ISOs) granted to Participants outside the United States, the Committee has the authority to grant Options that have a term greater than ten years.

6.5 EXERCISE OF OPTIONS. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

6.6 PAYMENT. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six months prior to their tender to satisfy the Option Price or have been purchased on the open market); (c) by a combination of (a) and (b); or (d) any other method approved or accepted by the Committee in its sole discretion, including, without limitation, if the Committee so determines, a cashless (broker-assisted) exercise or net exercise.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of the purchased Shares, including upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or State securities laws applicable to such Shares.

6.8 TERMINATION OF EMPLOYMENT. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

6.9 TRANSFERABILITY OF OPTIONS.

(a) INCENTIVE OPTIONS. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under this Article 6 shall be exercisable during the lifetime of the Participant only by such Participant.

(b) NONQUALIFIED OPTIONS. Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Board or Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, or unless the Board or Committee decides to permit further transferability, all NQSOs granted to a Participant under this Article 6 shall be exercisable during the lifetime of the Participant only by such Participant. With respect to those NQSOs, if any, that are permitted to be transferred to another individual, references in the Plan to exercise or payment of the Option Price by the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

(c) NOTIFICATION OF DISQUALIFYING DISPOSITION. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten days thereof.

6.10 SPECIAL ISO RULES FOR 10% SHAREHOLDERS. If any Participant to whom an ISO is to be granted is, on the date of grant, the owner of Shares (determined using applicable attribution rules) possessing more than 10% of the total combined voting power of all classes of equity securities of his or her employer (or of its parent or subsidiary), then the following special provisions will apply to the ISO granted to that Participant:

(a) The Option Price per Share of the ISO will not be less than 110% of the Fair Market Value of the Shares underlying such ISO on the date of grant; and

(b) The ISO will not have a term in excess of five years from the date of grant.

ARTICLE 7. SHARE APPRECIATION RIGHTS

7.1 GRANT OF SARS. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs. Notwithstanding the foregoing, SARs may be granted only if Shares are traded on an established securities market at the date of grant. Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement. The Grant Price shall be: (i) based on 100% of the FMV of the Shares on the date of grant or (ii) set at a premium to the FMV of the Shares on the date of grant

7.2 SAR AGREEMENT. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3 TERM OF SAR. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth anniversary date of its grant. Notwithstanding the foregoing, for SARs granted to Participants outside the United States, the Committee has the authority to grant SARs that have a term greater than ten years.

7.4 EXERCISE OF FREESTANDING SARS. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.5 EXERCISE OF TANDEM SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the exercise of the Tandem SAR may not have economic and tax consequences more favorable than the exercise of the ISO followed by an immediate sale of the underlying Shares, and the value of the payout with respect to the Tandem SAR may be for no more than 100% of the excess of the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised over the Option Price of the underlying ISO; (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO; (d) the Tandem SAR may be exercised only when the underlying ISO is eligible to be exercised; and (e) the Tandem SAR is transferable only when the underlying ISO is transferable, and under the same conditions.

7.6 PAYMENT OF SAR AMOUNT. SARs granted under this Plan shall be payable only in Shares. Upon the exercise of an SAR, a Participant shall be entitled to receive from the Company such number of Shares determined by multiplying:

(a) The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b) The number of Shares with respect to which the SAR is exercised.

Such product shall then be divided by the Fair Market Value of a Share on the date of exercise. The resulting number (rounded down to the next whole number) is the number of Shares to be issued to the Participant upon exercise of an SAR.

7.7 TERMINATION OF EMPLOYMENT. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

7.8 NONTRANSFERABILITY OF SARS. Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant. With respect to those SARs, if any, that are permitted to be transferred to another individual, references in the Plan to exercise of the SAR by the Participant or payment of any amount to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

7.9 OTHER RESTRICTIONS. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of a SAR for a specified period of time.

ARTICLE 8. RESTRICTED SHARES AND RESTRICTED SHARE UNITS

8.1 GRANT OF RESTRICTED SHARES OR RESTRICTED SHARE UNITS. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares and/or Restricted Share Units to Participants in such amounts as the Committee shall determine. Restricted Share Units shall be similar to Restricted Shares except that no Shares are actually awarded to the Participant on the date of grant.

8.2 RESTRICTED SHARES OR RESTRICTED SHARE UNIT AGREEMENT. Each Restricted Share and/or Restricted Share Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares or the number of Restricted Share Units granted, and such other provisions as the Committee shall determine. Notwithstanding anything in this Article 8 to the contrary, delivery of Shares pursuant to an Award of Restricted Share Units (or an Award of Restricted Shares) shall be made no later than 2-1/2 months after the close of the Company’s first taxable year in which such Shares are no longer subject to a risk of forfeiture (within the meaning of Section 409A of the Code).

8.3 TRANSFERABILITY. Except as provided in this Plan or an Award Agreement, the Restricted Shares and/or Restricted Share Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement (and in the case of Restricted Share Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Award Agreement or otherwise at any time by the Committee. All rights with respect to the Restricted Shares and/or Restricted Share Units granted to a Participant under the Plan shall be available during his lifetime only to such Participant, except as otherwise provided in an Award Agreement or at any time by the Committee.

8.4 OTHER RESTRICTIONS. The Committee shall impose such other conditions and/or restrictions on any Restricted Shares or Restricted Share Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Share or each Restricted Share Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Share or Restricted Share Units.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Restricted Shares in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 8, Restricted Shares covered by each Restricted Share Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Share Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

8.5 CERTIFICATE LEGEND. In addition to any legends placed on certificates pursuant to Section 8.4, each certificate representing Restricted Shares granted pursuant to the Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

“The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Acorn Energy, Inc. 2006 Stock Incentive Plan, and in the associated Award Agreement. A copy of the Plan and such Award Agreement may be obtained from Acorn Energy, Inc.”

8.6 VOTING RIGHTS. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Restricted Shares granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Share Units granted hereunder.

8.7 TERMINATION OF EMPLOYMENT. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Shares and/or Restricted Share Units following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Restricted Shares or Restricted Share Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

8.8 SECTION 83(B) ELECTION. The Committee may provide in an Award Agreement that the Award of Restricted Shares is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Share Award, the Participant shall be required to file promptly a copy of such election with the Company.

ARTICLE 9. PERFORMANCE UNITS/PERFORMANCE SHARES

9.1 GRANT OF PERFORMANCE UNITS/PERFORMANCE SHARES. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

9.2 VALUE OF PERFORMANCE UNITS/PERFORMANCE SHARES. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

9.3 EARNING OF PERFORMANCE UNITS/PERFORMANCE SHARES. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout of the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.4 FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/PERFORMANCE SHARES. Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award. Notwithstanding anything in this Article 9 to the contrary, delivery of Shares, cash or other property pursuant to an Award of Performance Units/Performance Shares shall be made no later than 2-1/2 months after the close of the Company’s first taxable year in which delivery of such Shares, cash or other property is no longer subject to a risk of forfeiture (within the meaning of Section 409A of the Code).

9.5 TERMINATION OF EMPLOYMENT. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

9.6 NONTRANSFERABILITY. Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, Performance Units/Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, a Participant’s rights under the Plan shall be exercisable during his lifetime only by such Participant.

ARTICLE 10. CASH-BASED AWARDS AND OTHER SHARE-BASED AWARDS

10.1 GRANT OF CASH-BASED AWARDS. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms, including the achievement of specific performance goals, as the Committee may determine.

10.2 OTHER SHARE-BASED AWARDS. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.3 VALUE OF CASH-BASED AND OTHER SHARE-BASED AWARDS. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Share-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Share-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

10.4 PAYMENT OF CASH-BASED AWARDS AND OTHER SHARE-BASED AWARDS. Payment, if any, with respect to a Cash-Based Award or an Other Share-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines. Notwithstanding anything in this Article 10 to the contrary, delivery of Shares, cash or other property pursuant to a Cash-Based Award or Other Share-Based Award shall be made no later than 2-1/2 months after the close of the Company’s first taxable year in which delivery of such Shares, cash or other property is no longer subject to a risk of forfeiture (within the meaning of Section 409A of the Code).

10.5 TERMINATION OF EMPLOYMENT. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Share-Based Awards following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an Award Agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Share-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

10.6 NONTRANSFERABILITY. Except as otherwise determined by the Committee, neither Cash-Based Awards nor Other Share-Based Awards may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided by the Committee, a Participant’s rights under the Plan, if exercisable, shall be exercisable during his lifetime only by such Participant. With respect to those Cash-Based Awards or Other Share-Based Awards, if any, that are permitted to be transferred to another individual, references in the Plan to exercise or payment of such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

ARTICLE 11. PERFORMANCE MEASURES

11.1 GENERAL.

(a) If the Plan shall have been submitted to and approved by the shareholders of the Company, certain Awards granted under the Plan may be granted in a manner such that the Awards qualify as Performance-Based Compensation and thus are exempt from the deduction limitation imposed by Section 162(m) of the Code. Awards shall only qualify as Performance-Based Compensation if, among other things, at the time of grant the Committee is comprised solely of two or more “outside directors” (as such term is used in Section 162(m) of the Code and the Treasury Regulations thereunder).

(b) Awards intended to qualify as Performance-Based Compensation may be granted to Participants who are or may be Covered Employees at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number, amount and timing of awards granted to each Covered Employee.

(c) The Committee shall set performance goals at its discretion which, depending on the extent to which they are met, will determine the number and/or value of Awards intended to qualify as Performance-Based Compensation that will be paid out to the Covered Employees, and may attach to such Performance-Based Compensation one or more restrictions.

11.2 OTHER AWARDS. Either the granting or vesting of Awards intended to qualify as Performance-Based Compensation (other than Options and SARs) granted under the Plan shall be subject to the achievement of a performance target or targets, as determined by the Committee in its sole discretion, based on one or more of the performance measures specified in Section 11.3 below. With respect to such Performance-Based Compensation:

(a) the Committee shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual Covered Employees or class of Covered Employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25 percent of such period has elapsed);

(b) no Performance-Based Compensation shall be payable to or vest with respect to, as the case may be, any Covered Employee for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied; and

(c) after the establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.

11.3 PERFORMANCE MEASURES. Unless and until the Committee proposes for shareholder vote and the shareholders approve a change in the general Performance Measures set forth in this Article 11, the performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

(a) Net earnings or net income (before or after taxes);

(b) Earnings per share;

(c) Net sales growth;

(d) Net operating profit;

(e) Return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales);

(f) Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

(g) Earnings before or after taxes, interest, depreciation, and/or amortization;

(h) Gross or operating margins;

(i) Productivity ratios; and

(j) Share price (including, but not limited to, growth measures and total shareholder return).

Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of peer companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices.

11.4 EVALUATION OF PERFORMANCE. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

11.5 ADJUSTMENT OF PERFORMANCE-BASED COMPENSATION. Awards intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

11.6 COMMITTEE DISCRETION. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 11.1.

ARTICLE 12. NONEMPLOYEE DIRECTOR AWARDS

In addition to the options to be awarded under the Company’s 2006 Stock Option Plan for Non-Employee Directors, the Committee may provide such additional Awards as it deems appropriate. The terms and conditions of any grant to any such Non-employee Director shall be set forth in an Award Agreement.

ARTICLE 13. DIVIDEND EQUIVALENTS

Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee (but subject to the provisions of Section 409A of the Code, if applicable).

ARTICLE 14. BENEFICIARY DESIGNATION

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

ARTICLE 15. RIGHTS OF PARTICIPANTS

15.1 EMPLOYMENT. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant’s employment or service on the Board or to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as a Director or Third Party Service Provider for any specified period of time.

Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 17, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

15.2 PARTICIPATION. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

15.3 RIGHTS AS A SHAREHOLDER. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

ARTICLE 16. CHANGE OF CONTROL

In addition to the terms and conditions of this Plan, one or more Awards may be subject to the terms and conditions set forth in a written agreement between the Company and a Participant providing for different terms or provisions with respect to such Awards upon a “Change of Control” of the Company (as that term may be defined in such written agreement), including but not limited to acceleration of benefits, lapsing of restrictions, vesting of benefits and such other terms, conditions or provisions as may be contained in such written agreement; PROVIDED HOWEVER, that such written agreement may not increase the maximum amount of such Awards.

ARTICLE 17. AMENDMENT, MODIFICATION, SUSPENSION, AND TERMINATION

17.1 AMENDMENT, MODIFICATION, SUSPENSION, AND TERMINATION. Subject to Section 17.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part, except that no amendment of the Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

17.2 ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

17.3 AWARDS PREVIOUSLY GRANTED. Notwithstanding any other provision of the Plan to the contrary, and except to the extent necessary to avoid the imposition of additional tax and/or interest under Section 409A of the Code with respect to Awards that are treated as nonqualified deferred compensation, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

ARTICLE 18. WITHHOLDING

The Company shall have the right to withhold from a Participant (or a permitted assignee thereof), or otherwise require such Participant or assignee to pay, any Withholding Taxes arising as a result of the grant of any Award, exercise of an Option or SAR, lapse of restrictions with respect to Restricted Shares or Restricted Share Units, or any other taxable event occurring pursuant to this Plan or any Award Agreement. If the Participant (or a permitted assignee thereof) shall fail to make such tax payments as are required, the Company (or its Affiliates or Subsidiaries) shall, to the extent permitted by law, have the right to deduct any such Withholding Taxes from any payment of any kind otherwise due to such Participant or to take such other action as may be necessary to satisfy such Withholding Taxes. In satisfaction of the requirement to pay Withholding Taxes, the Participant (or permitted assignee) may make a written election which may be accepted or rejected in the discretion of the Committee, (i) to have withheld a portion of any Shares or other payments then issuable to the Participant (or permitted assignee) pursuant to any Award, or (ii) to tender other Shares to the Company (either by actual delivery or attestation, in the sole discretion of the Committee, PROVIDED THAT, except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six months prior to their tender to satisfy the Option Price or have been purchased on the open market), in either case having an aggregate Fair Market Value equal to the Withholding Taxes.

ARTICLE 19. SUCCESSORS

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 20. GENERAL PROVISIONS

20.1 FORFEITURE EVENTS.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve-month period following, the earlier of, the first public issuance, or filing with the United States Securities and Exchange Commission, of the financial document embodying such financial reporting requirement.

20.2 LEGEND. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

20.3 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

20.4 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

20.5 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

20.6 DELIVERY OF TITLE. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b) Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

20.7 INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

20.8 INVESTMENT REPRESENTATIONS. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

20.9 EMPLOYEES BASED OUTSIDE OF THE UNITED STATES. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees, Directors, or Third Party Service Providers, the Committee, in its sole discretion, shall have the power and authority to:

(a) Determine which Affiliates and Subsidiaries shall be covered by the Plan;

(b) Determine which Employees, Directors, or Third Party Service Providers outside the United States are eligible to participate in the Plan;

(c) Modify the terms and conditions of any Award granted to Employees, Directors, or Third Party Service Providers outside the United States to comply with applicable foreign laws;

(d) Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 20.9 by the Committee shall be attached to this Plan document as appendices; and

(e) Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

20.10 UNCERTIFICATED SHARES. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

20.11 UNFUNDED PLAN. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, its Subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

20.12 NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

20.13 RETIREMENT AND WELFARE PLANS. Neither Awards made under the Plan nor Shares or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s or Affiliate’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

20.14 NONEXCLUSIVITY OF THE PLAN. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

20.15 NO CONSTRAINT ON CORPORATE ACTION. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

20.16 GOVERNING LAW. The Plan and each Award Agreement shall be governed by the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of New York, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

20.17 INDEMNIFICATION. Each individual who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf, unless such loss, cost, liability, or expense is a result of his own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

20.18 AMENDMENT TO COMPLY WITH APPLICABLE LAW. It is intended that no Award granted under this Plan shall be subject to any interest or additional tax under Section 409A of the Code. In the event Code Section 409A is amended after the date hereof, or regulations or other guidance is promulgated after the date hereof that would make an Award under the Plan subject to the provisions of Code Section 409A, then the terms and conditions of this Plan shall be interpreted and applied, to the extent possible, in a manner to avoid the imposition of the provisions of Code Section 409A.

Appendix B

ACORN ENERGY, INC.
2006 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
(as amended and restated effective November 3, 2008)

1. Purpose

The purpose of the Acorn Energy, Inc. 2006 Stock Option Plan for Non-Employee Directors (the “Plan”) is to promote the interests of Acorn Energy, Inc. and its stockholders by increasing the proprietary and vested interest of non-employee directors in the growth and performance of the Company by granting such directors options to purchase shares of the Company’s common stock.

2. Incorporation of Terms of the Company’s 2006 Incentive Plan

The Plan shall be administered in the same manner and, to the extent relevant to a plan limited in scope to options for non-employee directors, subject to the same provisions as the Company’s 2006 Incentive Plan, as amended and restated (the “Amended Incentive Plan”). Accordingly, the following Articles and Sections of the Amended Incentive Plan are incorporated herein by reference (except that to the extent any Article or Section contains provisions inapplicable to NQSO Awards for Non-Employee Directors, such provisions are not incorporated herein), with references to the term “Plan” being construed to mean this Plan:

• Section 1.3 Duration of the Plan.

• Article 2 Definitions (but only to the extent defined terms are used herein or in incorporated sections; and provided that Awards shall be limited to NQSOs).

• Article 3 Administration.

• Section 4.1 Number of Shares Available for Awards (provided that Share Authorization shall be 400,000).

• Section 4.2 Share Usage.

• Section 4.4 Adjustments in Authorized Shares.

• Article 5 Eligibility and Participation (except Participants shall be limited to Non-Employee Directors (“Eligible Directors”)).

• Article 6 Options.

• Article 14 Beneficiary Designation.

• Article 15 Rights of Participants.

• Article 16 Change of Control.

• Article 17 Amendment, Modification, Suspension, and Termination.

• Article 18 Withholding.

• Article 19 Successors.

• Article 20 General Provisions.

B-1

3. Grant, Terms and Conditions of Options

(a) Upon first election or appointment to the Board, each newly elected Eligible Director will be granted an Option to purchase 25,000 Shares. Each Option granted under this Section 3(a) shall be a NQSO and shall vest for the purchase of one-third of the Shares purchasable under such Option on each of the three anniversaries following the date of election or appointment.

(b) Immediately following each annual meeting of stockholders of the Company, commencing with the meeting first held after the date of adoption of this Plan, each Eligible Director, other than an Eligible Director first elected to the Board within the four months immediately preceding and including such meeting, will be granted an Option to purchase 10,000 Shares as of the date of such meeting. The Option shall be a NQSO and shall vest in full on the date that is one year from the date of the meeting.

(c) Once vested, Options granted under Sections 3(a) and (b) above shall be exercisable in whole or in part at all times until the earliest of (i) seven years from the date of grant or (ii) 18 months from the date such Participant ceases to be a director, officer, employee of, or consultant to, the Company.

(d) In addition to the grants provided for in Sections 5(a) and 5(b) above, the Board may make such additional grants of options to Eligible Directors on such terms as it may decide, from time to time.

(e) The Options granted under this Plan will be NQSOs.

B-2

ACORN ENERGY, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints George Morgenstern, John A. Moore and Samuel M. Zentman, and each of them, with full power of substitution, as proxies, to vote at the Annual Meeting of Stockholders of Acorn Energy, Inc. to be held at The Union League Club of New York, 38 East 37th Street, New York, NY 10016, on Monday, November 3, 2008, at 10:00 a.m., and any adjournments and postponements thereof, hereby revoking all proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse, and, in their discretion, upon such other matters as may properly be brought before the meeting. This proxy revokes all prior proxies given by the undersigned.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

ACORN ENERGY, INC.

November 3, 2008

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20733000000000000000 2 110308

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ John A. Moore
- ○ George Morgenstern
- ○ Richard J. Giacco
- ○ Joseph Musanti
- ○ Richard Rimer
- ○ Scott B. Ungerer
- ○ Samuel M. Zentman

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

4. Act upon such other matters as may come before the meeting.

This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder. If no direction is indicated, the proxy will be voted for the election of the directors indicated and for approval of the proposals presented.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.